UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE

SECURITIES EXCHANGE ACT OF 1934

(Amendment No. 1)

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Filed by a Party other than the Registrant ☐

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☑	Preliminary Proxy Statement

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☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to Section 240.14a-12

HEAT BIOLOGICS, INC.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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627 Davis Drive, Suite 400

Morrisville, NC 27560

 , 2020

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS

To the Stockholders of Heat Biologics, Inc.:

We hereby notify you that the 2020 Special Meeting of Stockholders (the “2020 Special Meeting” or “Special Meeting”) of Heat Biologics, Inc., a Delaware corporation, will be held on             , 2020 beginning at 10:00 a.m., local time, at the Company’s offices, 627 Davis Drive, Suite 400, Morrisville, North Carolina 27560, for the following purposes:

(1)

to approve an amendment to our third amended and restated certificate of incorporation, as amended (the “Restated Certificate of Incorporation”), to effect a reverse stock split of our issued and outstanding shares of common stock, $0.0002 par value per share, at a ratio to be determined in the discretion of the Board of Directors within a range of one (1) share of common stock for every two (2) to fifty (50) shares of common stock (the “Reverse Stock Split”), such amendment to be effected after stockholder approval thereof only in the event the Board of Directors still deems it advisable;

(2)

to approve an amendment to the Restated Certificate of Incorporation, to increase the number of authorized shares of common stock from 100,000,000 to 250,000,000 (the “Authorized Common Stock Increase”), such amendment to be effected after stockholder approval thereof only in the event the Board of Directors still deems it advisable;

(3)

to approve an amendment to our Restated Certificate of Incorporation to include a “blank check” provision to allow the Board of Directors, without further stockholder approval, to authorize the issuance (including setting the terms) of authorized but undesignated shares of preferred stock (the “Preferred Stock Authorization”);

(4)

to approve an amendment to our 2020 Stock Incentive Plan to increase the number of shares of common stock that we will have authority to grant under the plan by an additional 4,000,000 shares of common stock (the “2018 Plan Increase”);

(5)

to approve an adjournment of the 2020 Special Meeting, if the Board of Directors determines it to be necessary or appropriate, if a quorum is present, to solicit additional proxies if there are not sufficient votes in favor of any of Proposal 1–the Reverse Stock Split, Proposal 2–the Authorized Common Stock Increase, Proposal 3- the Preferred Stock Authorization and/or Proposal 4-the 2018 Plan Increase; and

(6)	to transact such other business as may properly come before the meeting or any adjournments or postponements of the meeting.

The matters listed in this notice of meeting are described in detail in the accompanying proxy statement. Our Board of Directors has fixed the close of business on January   , 2020 as the record date for determining those stockholders who are entitled to notice of and to vote at the meeting or any adjournment or postponement of our 2020 Special Meeting. The list of the stockholders of record as of the close of business on January   , 2020 will be made available for inspection at the meeting and at our principal place of business for ten days prior to the 2020 Special Meeting.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SPECIAL MEETING OF STOCKHOLDERS TO BE HELD ON             , 2020

On or about January   , 2020, we will begin mailing this proxy statement.

YOUR VOTE IS IMPORTANT. WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING IN PERSON, PLEASE SUBMIT A PROXY AS PROMPTLY AS POSSIBLE BY USING THE INTERNET OR THE DESIGNATED TOLL-FREE TELEPHONE NUMBER, OR BY REQUESTING A PRINTED COPY OF THE PROXY MATERIALS AND SIGNING, DATING AND RETURNING BY MAIL THE PROXY CARD YOU WILL RECEIVE IN RESPONSE TO YOUR REQUEST.

By order of the Board of Directors, Jeffrey Wolf Chairman, Chief Executive Officer and President

627 Davis Drive, Suite 400

Morrisville, NC 27560

PROXY STATEMENT

For the Special Meeting of Stockholders to be held on             , 2020

GENERAL INFORMATION

We are providing these proxy materials to holders of shares of common stock, $0.0002 par value per share, of Heat Biologics, Inc., a Delaware corporation (referred to as “Heat,” the “Company,” “we,” or “us”), in connection with the solicitation by the Board of Directors of Heat (the “Board” or “Board of Directors”) of proxies to be voted at our 2020 Special Meeting of Stockholders (the “2020 Special Meeting” or “Special Meeting”) to be held on           , 2020, beginning at 10:00 a.m., local time at Heat’s offices located at 627 Davis Drive, Suite 400, Morrisville, North Carolina 27560, and at any adjournment or postponement of our 2020 Special Meeting.

The purpose of the 2020 Special Meeting and the matters to be acted on are stated in the accompanying Notice of Special Meeting. The Board of Directors knows of no other business that will come before the 2020 Special Meeting.

The Board of Directors is soliciting votes (1) FOR the approval of an amendment to our third amended and restated certificate of incorporation, as amended (the “Restated Certificate of Incorporation”), to effect a reverse stock split of our issued and outstanding shares of common stock, at a ratio to be determined in the discretion of the Board of Directors within a range of one (1) share of common stock for every two (2) to fifty (50) shares of common stock (the “Reverse Stock Split”), such amendment to be effected after stockholder approval thereof only in the event the Board of Directors still deems it advisable; (2) FOR the approval of an amendment to the Restated Certificate of Incorporation to increase the number of authorized shares of common stock from 100,000,000 to 250,000,000 (the “Authorized Common Stock Increase”), such amendment to be effected after stockholder approval thereof only in the event the Board of Directors still deems it advisable; (3) FOR the approval of an amendment to our Restated Certificate of Incorporation to include a “blank check” provision to allow the Board of Directors, without further stockholder approval, to authorize the issuance (including setting the terms) of the Company’s authorized but undesignated shares of preferred stock (the “Preferred Stock Authorization”); (4) FOR the approval of an amendment to our 2018 Stock Incentive Plan to increase the number of shares of common stock that we will have authority to grant under the plan by an additional 4,000,000 shares of common stock (the “2018 Plan Increase”); and (5) FOR approval to adjourn the 2020 Special Meeting, if the Board determines it to be necessary or appropriate, if a quorum is present, to solicit additional proxies if there are not sufficient votes in favor of any of the Reverse Stock Split, the Authorized Common Stock Increase, the Preferred Stock Authorization and/or the 2018 Plan Increase (the “Adjournment”).

SPECIAL MEETING ADMISSION

All stockholders as of the record date are welcome to attend the 2020 Special Meeting. If you attend, please note that you will be asked to present government-issued identification (such as a driver’s license or passport) and evidence of your share ownership of our common stock on the record date. This can be your proxy card if you are a stockholder of record. If your shares are held beneficially in the name of a bank, broker or other holder of record and you plan to attend the 2020 Special Meeting, you will also be required to present proof of your ownership of our common stock on the record date, such as a bank or brokerage account statement or voting instruction card, to be admitted to the 2020 Special Meeting.

No cameras, recording equipment or electronic devices will be permitted in the 2020 Special Meeting.

Information on how to obtain directions to attend the 2020 Special Meeting is available at: www.heatbio.com.

HOW TO VOTE

Stockholders of Record

If your shares are registered directly in your name with Heat’s transfer agent, Continental Stock Transfer & Trust Company, you are considered the “stockholder of record” of those shares and the proxy statement is being sent directly to you by Heat. If you are a stockholder of record, you can vote your shares in one of two ways: either by submitting a proxy or voting in person at the 2020 Special Meeting. If you choose to have your shares voted by submitting a proxy, you may do so by using the internet (please visit www.proxyvote.com and follow the instructions), by telephone, or by completing and returning by mail the proxy card you have received. Whichever method you use, each valid proxy received in time will be voted at the 2020 Special Meeting in accordance with your instructions or, if no instructions are provided, your shares will be voted in accordance with the recommendations of the Board of Directors.

Vote by Mail

If you choose to submit your proxy by mail, simply mark, date and sign your proxy card and return it in the postage-paid envelope provided.

Vote by Internet or Telephone

If you choose to submit a proxy by internet, go to www.proxyvote.com to complete an electronic proxy card. Have your proxy card or voting instruction card in hand when you access the website and follow the instructions to obtain your records and to create an electronic voting instruction form. If you vote by telephone call 1-800-454-8683 and follow the instructions. Your internet or telephonic proxy must be received by 11:59 p.m. Eastern Time on                , 2020 to be counted.

Beneficial Owners of Shares Held in Street Name

If your shares are held in a stock brokerage account or by a bank or other nominee, you are considered the “beneficial owner” of shares held in street name, and the proxy statement is being forwarded to you by your broker, bank or nominee, who is considered the stockholder of record of those shares. As a beneficial owner, you have the right to direct your broker, bank or nominee on how to vote the shares held in your account. However, since you are not a stockholder of record, you may not vote these shares in person at the 2020 Special Meeting unless you bring with you a legal proxy from the stockholder of record. A legal proxy may be obtained from your broker, bank or nominee. If you do not obtain a proxy from the stockholder of record to vote your shares at the 2020 Special Meeting, you may vote by following the voting instructions from your broker, bank or nominee describing the available processes for voting your stock.

Voting at the Special Meeting

Submitting a proxy by mail or internet will not limit your right to vote at the 2020 Special Meeting if you decide to attend in person.

ADDITIONAL INFORMATION ABOUT VOTING

Q:	What information is contained in the proxy statement?

A:

The information included in this proxy statement relates to the proposals to be voted on at the 2020 Special Meeting, the voting process, the compensation of our directors and executive officers, and other required information.

Q:	How do I get electronic access to the proxy materials?

A:	This proxy statement is available at www.heatbio.com.

Q:	What items of business will be voted on at the 2020 Special Meeting?

A:

(1) the approval of the Reverse Stock Split at a ratio to be determined in the discretion of the Board of Directors within a range of one (1) share of common stock for every two (2) to fifty (50) shares of common stock; (2) the approval of the Authorized Common Stock Increase to increase the number of authorized shares of common stock from 100,000,000 to 250,000; (3) the approval of an amendment to our Restated Certificate of Incorporation to include a “blank check” provision to allow the Board of Directors, without further stockholder approval, to authorize the issuance (including setting the terms) of the Company’s authorized but undesignated shares of preferred stock; (4) the approval of the 2018 Plan Increase to increase the number of shares of common stock that we will have authority to grant under the plan by 4,000,000; and (5) the approval of the Adjournment of the 2020 Special Meeting, if the Board of Directors determines it to be necessary or appropriate, to solicit additional proxies if there are insufficient votes in favor of any of the Reverse Stock Split, the Authorized Common Stock Increase, the Preferred Stock Authorization, and/ or the 2018 Plan Increase.

Q:	How does the Board of Directors recommend that I vote?

A:

The Board of Directors recommends that you vote your shares (1) FOR the approval of the Reverse Stock Split at a ratio to be determined in the discretion of the Board of Directors within a range of one (1) share of common stock for every two (2) to fifty (50) shares of common stock; (2) FOR the approval of the Authorized Common Stock Increase; (3) FOR the Preferred Stock Authorization; (4) FOR approval of the 2018 Plan Increase; and (5) FOR the approval of the Adjournment of the 2020 Special Meeting, if the Board of Directors determines it to be necessary or appropriate.

Q:	What shares can I vote?

A:

You may vote or cause to be voted all shares owned by you as of the close of business on January   , 2020, the record date. These shares include: (1) shares held directly in your name as a stockholder of record; and (2) shares held for you, as the beneficial owner, through a broker or other nominee, such as a bank.

Q:	What is the difference between holding shares as a stockholder of record and as a beneficial owner?

A:

Most of our stockholders hold their shares through a broker or other nominee rather than directly in their own name. As summarized below, there are some distinctions between shares held of record and those owned beneficially.

Record Holder. If your shares are registered directly in your name on the books of Heat maintained with Heat’s transfer agent, Continental Stock Transfer & Trust Company, you are considered the “record holder” of those shares, and the proxy statement is sent directly to you by Heat. As the stockholder of record, you have the right to grant a proxy to someone to vote your shares or to vote in person at the 2020 Special Meeting.

If you do not wish to vote in person or you will not be attending the 2020 Special Meeting, you may have your shares voted by submitting a proxy using the internet, by telephone or by mail. Please visit www.proxyvote.com, or call 1-800-454-8683 and follow the instructions, or if you request printed proxy materials, you will receive voting instructions.

Beneficial Owner of Shares Held in Street Name. If your shares are held in a stock brokerage account or by a bank or other nominee, you are considered the “beneficial owner” of shares held in street name (also called a “street name” holder), and the proxy statement is forwarded to you by your broker, bank or other nominee. As a beneficial owner, you have the right to direct your broker, bank or other nominee on how to vote the shares held in your account. However, since you are not a stockholder of record, you may not vote these shares in person at the 2020 Special Meeting unless you bring with you a legal proxy from the stockholder of record. A legal proxy may be obtained from your broker, bank or nominee.

If you hold your shares through a broker and you do not give instructions to the record holder on how to vote, the record holder will be entitled to vote your shares in its discretion on certain matters considered routine, such as the Reverse Stock Split, the Authorized Common Stock Increase and the Adjournment. The Preferred Stock Authorization and the 2018 Plan Increase are not considered routine matters; and, therefore, brokers do not have the discretion to vote on those proposals. If you hold your shares in street name and you do not instruct your broker how to vote in these matters not considered routine, no votes will be cast on your behalf. These “broker non-votes” will be treated as shares that are present and entitled to vote for purposes of determining the presence of a quorum, but not as shares entitled to vote on a particular proposal.

Q:	Can I change my vote or revoke my proxy?

A:

You may change your vote or revoke your proxy at any time before the final vote at the 2020 Special Meeting. To change your vote or revoke your proxy if you are the record holder, you may (1) notify our Corporate Secretary in writing at Heat Biologics, Inc., 627 Davis Drive, Suite 400, Morrisville, North Carolina 27560; (2) submit a later-dated proxy (either by mail or internet or telephonically), subject to the voting deadlines that are described on the proxy card or voting instruction form, as applicable; (3) deliver to our Corporate Secretary another duly executed proxy bearing a later date; or (4) by appearing at the 2020 Special Meeting in person and voting your shares. Attendance at the meeting will not, by itself, revoke a proxy unless you specifically so request.

For shares you hold beneficially, you may change your vote by submitting new voting instructions to your broker or nominee or, if you have obtained a valid proxy from your broker or nominee giving you the right to vote your shares, by attending the 2020 Special Meeting and voting in person.

Q:	Who can help answer my questions?

A:

If you have any questions about the 2020 Special Meeting or how to vote or revoke your proxy, or you need additional copies of this proxy statement or voting materials, you should contact the Corporate Secretary, Heat Biologics, Inc., at 627 Davis Drive, Suite 400, Morrisville, North Carolina 27560 or by phone at (919) 240-7133.

Q:	How are votes counted?

A:	With respect to Proposals 1 - 5, you may vote FOR, AGAINST, or ABSTAIN.

If you provide specific instructions, your shares will be voted as you instruct. If you are a record holder and you sign your proxy card or voting instruction card with no further instructions, your shares will be voted in accordance with the recommendations of the Board of Directors, namely (1) FOR the approval of the Reverse Stock Split at a ratio to be determined in the discretion of the Board of Directors within a range of one (1) share of common stock for every two (2) to fifty (50) shares of common stock; (2) FOR the approval of the Authorized Common Stock Increase of the number of authorized shares of common stock from 100,000,000 to 250,000,000; (3) FOR the Preferred Stock Authorization to allow the Board of Directors, without further stockholder approval, to authorize the issuance (including setting the terms) of the Company’s authorized but undesignated shares of preferred stock of the Company; (4) FOR the approval of the 2018 Plan Increase to increase the number of shares of common stock that we will have authority to grant under the plan by 4,000,000; and (5) FOR the approval of the Adjournment. If any other matters properly arise at the meeting, your proxy, together with the other proxies received, will be voted at the discretion of the proxy holders.

Q:	What is a quorum and why is it necessary?

A:

Conducting business at the meeting requires a quorum. The presence, either in person or by proxy, of the holders of one-third of our shares of common stock outstanding and entitled to vote on January  , 2020 is necessary to constitute a quorum. Abstentions are treated as present for purposes of determining whether a quorum exists. Your shares will be counted towards the quorum only if you submit a valid proxy (or one is submitted on your behalf by your broker, bank or other nominee) or if you vote in person at the 2020 Special Meeting. Broker non-votes (which result when your shares are held in “street name”, and you do not tell the nominee how to vote your shares and the nominee does not have discretion to vote such shares or declines to exercise discretion) are treated as present for purposes of determining whether a quorum is present at the meeting. If there is no quorum, the chairperson of the meeting or the stockholders entitled to vote at the meeting present at the meeting in person or represented by proxy may adjourn the meeting to another date.

Q:	What is the voting requirement to approve each of the proposals?

A:

To be approved, Proposal 1, which relates to the approval of the Reverse Stock Split within a range of one (1) share of common stock for every two (2) to fifty (50) shares of common stock, must receive FOR votes from the holders of a majority of the issued and outstanding shares of common stock as of the record date. Accordingly, abstentions and broker non-votes with respect this proposal will have the same effect as voting AGAINST this proposal.

To be approved, Proposal 2, which relates to the approval of the Authorized Common Stock Increase to increase the number of authorized shares of common stock from 100,000,000 to 250,000,000, must receive FOR votes from the holders of a majority of the issued and outstanding shares of common stock as of the record date. Accordingly, abstentions and broker non-votes with respect this proposal will have the same effect as voting AGAINST this proposal.

To be approved, Proposal 3, which relates to the approval of the Preferred Stock Authorization, must receive FOR votes from the holders of a majority of the issued and outstanding shares of common stock as of the record date. Accordingly, abstentions and broker non-votes with respect to this proposal will have the same effect as voting AGAINST this proposal.

To be approved, Proposal 4, which relates to the approval of an increase in the number of shares of common stock that may be granted under our 2018 Stock Incentive Plan, must receive FOR votes from the holders of a majority of the votes cast at the 2020 Special Meeting. Abstentions and broker non-votes are not votes cast and therefore will not effect the outcome of this proposal.

To be approved, Proposal 5, which relates to the approval of the Adjournment of the 2020 Special Meeting, if the Board determines it to be necessary or appropriate to solicit additional proxies if there are insufficient votes in favor of the Reverse Stock Split, the Authorized Common Stock Increase, the Preferred Stock Authorization or the 2018 Plan Increase, must receive FOR votes from the holders of a majority of the votes cast at the 2020 Special Meeting. Abstentions and broker non-votes are not votes cast and therefore will not effect the outcome of this proposal.

If your shares are held in “street name” and you do not indicate how you wish to vote, your broker is permitted to exercise its discretion to vote your shares on certain “routine” matters. The only routine matters to be submitted to our stockholders at the 2020 Special Meeting are Proposals 1, 2 and 5. None of our other proposals are routine matters. Accordingly, if you do not direct your broker how to vote for Proposals 3 or 4 your broker may not exercise discretion and may not vote your shares on that proposal.

For purposes of Proposals 4 and 5, abstentions and broker non-votes are not considered to be “votes cast” at the meeting. As such, abstentions and broker non-vote will have no effect on the outcome of the vote on Proposals 4 and 5. However, Abstentions and broker non-votes will have the effect of a vote AGAINST Proposals 1, 2 and 3.

We encourage you to vote FOR all five (5) proposals.
Q:	What is the purpose of the investor agreement that the Board of Directors is seeking?

A:

In connection with a proposed public offering of securities of Heat. pursuant to a registration statement on Form S-1 (File No. 333-234105) (the “Registration Statement”), any purchaser that purchases in such offering in excess of a certain number of shares of common stock, as a condition to such purchase, will be required to execute an investor agreement agreeing to vote shares owned by such purchaser in favor of Proposals 1, 2 and 3. A copy of the investor agreement has been filed as an exhibit to an amendment to the Registration Statement that was filed with the Securities and Exchange Commission (the “SEC”) on November 5, 2019.

Q:	What should I do if I receive more than one proxy statement?

A:

You may receive more than one proxy statement. For example, if you are a stockholder of record and your shares are registered in more than one name, you will receive more than one proxy statement. Please follow the voting instructions on all of the proxy statements to ensure that all of your shares are voted.

Q:	Where can I find the voting results of the 2020 Special Meeting?

A:

We intend to announce preliminary voting results at the 2020 Special Meeting and publish final results in a Current Report on Form 8-K, which we expect will be filed within four (4) business days of the 2020 Special Meeting. If final voting results are not available to us in time to file a Current Report on Form 8-K within four (4) business days after the 2020 Special Meeting, we intend to file a Current Report on Form 8-K to publish results as to matters for which we have final votes and, within four (4) business days after the final results are known to us, file an additional Current Report on Form 8-K to publish the final results.

Q:	What happens if additional matters are presented at the 2020 Special Meeting?

A:

Other than the five (5) items of business described in this proxy statement, we are not aware of any other business to be acted upon at the 2020 Special Meeting. If you grant a proxy, the persons named as proxy holders, Mr. Jeffrey Wolf, our Chief Executive Officer and Mr. William Ostrander, our Vice President of Finance, or either of them, will have the discretion to vote your shares on any additional matters properly presented for a vote at the meeting.

Q:	How many shares are outstanding and how many votes is each share entitled?

A:

Each share of our common stock that is issued and outstanding as of the close of business on January   , 2020, the record date, is entitled to be voted on all items being voted on at the 2020 Special Meeting, with each share being entitled to one vote on each matter. As of the record date,                , 2020, [___________] shares of common stock were issued and outstanding.

Q:	Who will count the votes?

A:	One or more inspectors of election will tabulate the votes.

Q:	Is my vote confidential?

A:

Proxy instructions, ballots, and voting tabulations that identify individual stockholders are handled in a manner that protects your voting privacy. Your vote will not be disclosed, either within Heat or to anyone else, except: (1) as necessary to meet applicable legal requirements; (2) to allow for the tabulation of votes and certification of the vote; or (3) to facilitate a successful proxy solicitation.

Q:	Who will bear the cost of soliciting votes for the 2020 Special Meeting?

A:

The Board of Directors is making this solicitation on behalf of Heat, which will pay the entire cost of preparing, assembling, printing, mailing, and distributing these proxy materials. Certain of our directors, officers, and employees, without any additional compensation, may also solicit your vote in person, by telephone, or by electronic communication. On request, we will reimburse brokerage houses and other custodians, nominees, and fiduciaries for their reasonable out-of-pocket expenses for forwarding proxy and solicitation materials to stockholders. In addition to the use of the mail, proxies may be solicited by personal interview, telephone, telegram, facsimile and advertisement in periodicals and postings, in each case by our directors, officers and employees without additional compensation. In addition, we have retained D. F. King & Co., Inc. to aid in the solicitation of proxies for this year. We will pay D. F. King & Co., Inc. fees of not more than $7,500 plus expense reimbursement for its services. We may request by telephone, facsimile, mail, electronic mail or other means of communication the return of the proxy cards. Please contact (866) 796-7186 with any questions you may have regarding our proposals.

Q:	When are stockholder proposals due for next year’s Annual Meeting?

A:

To be considered for inclusion in next year’s Annual Meeting proxy materials pursuant to SEC Rule 14a-8, your proposal must be submitted in writing by February 5, 2020, to the attention of the Corporate Secretary of Heat Biologics, Inc. at 627 Davis Drive, Suite 400, Morrisville, NC 27560. If you wish to submit a proposal (including a director nomination) at the meeting that is not intended to be included in next year’s proxy materials prepared by Heat, you must do so in accordance with Heat’s amended and restated bylaws (the “Bylaws”), which contain additional requirements about advance notice of stockholder proposals and director nominations. See also “Stockholder Proposals for the 2020 Annual Meeting” elsewhere in this proxy statement.

PROPOSAL 1

APPROVAL OF AN AMENDMENT TO OUR RESTATED CERTIFICATE OF INCORPORATION TO EFFECT A REVERSE STOCK SPLIT OF THE ISSUED AND OUTSTANDING SHARES OF COMMON STOCK AT A RATIO TO BE DETERMINED IN THE DISCRETION OF THE BOARD OF DIRECTORS WITHIN A RANGE OF ONE (1) SHARE OF COMMON STOCK FOR EVERY TWO (2) TO FIFTY (50) SHARES OF COMMON STOCK

General

The Board of Directors has adopted, and is recommending that our stockholders approve, a proposed amendment to our Restated Certificate of Incorporation to effect a Reverse Stock Split of the issued and outstanding shares of common stock. Such amendment will be effected after stockholder approval thereof only in the event the Board of Directors still deems it advisable. Holders of the common stock are being asked to approve the proposal that Article IV of our Restated Certificate of Incorporation be amended to effect a Reverse Stock Split of the common stock at a ratio to be determined in the discretion of the Board of Directors and publicly announced prior to the effectiveness of any Reverse Stock Split within the range of one (1) share of common stock for every two (2) to fifty (50) shares of common stock and also to decide whether or not to proceed to effect a Reverse Stock Split or instead to abandon the proposed amendment altogether. Pursuant to the laws of the State of Delaware, our state of incorporation, the Board of Directors must adopt any amendment to our Restated Certificate of Incorporation and submit the amendment to stockholders for their approval. The form of proposed amendment to effect the Reverse Stock Split is set forth in the certificate of amendment to our Restated Certificate of Incorporation attached as Appendix A to this proxy statement. If the Reverse Stock Split is approved by our stockholders and if a certificate of amendment is filed with the Secretary of State of the State of Delaware, the certificate of amendment to the Restated Certificate of Incorporation will effect the Reverse Stock Split by reducing the outstanding number of shares of common stock by the ratio to be determined by the Board of Directors and publicly announced prior to the effectiveness of any Reverse Stock Split. If the Board of Directors does not implement an approved Reverse Stock Split prior to the one-year anniversary of this meeting, the Board will seek stockholder approval before implementing any Reverse Stock Split after that time. The Board of Directors may abandon the proposed amendment to effect the Reverse Stock Split at any time prior to its effectiveness, whether before or after stockholder approval thereof.

By approving this proposal, stockholders will approve the amendment to our Restated Certificate of Incorporation pursuant to which any whole number of outstanding shares, between and including two and fifty, would be combined into one share of common stock, and authorize the Board of Directors to file a certificate of amendment setting forth such amendment, as determined by the Board of Directors in the manner described herein. If approved, the Board of Directors may also elect not to effect any Reverse Stock Split and consequently not to file any certificate of amendment to the Restated Certificate of Incorporation. The Board of Directors believes that stockholder approval of an amendment granting the Board of Directors this discretion, rather than approval of a specified exchange ratio, provides the Board of Directors with maximum flexibility to react to then-current market conditions and, therefore, is in the best interests of our company and its stockholders. The Board of Directors’ decision as to whether and when to effect the Reverse Stock Split will be based on a number of factors, including market conditions, existing and expected trading prices for the common stock, and the continued listing requirements of the Nasdaq Capital Market (“Nasdaq”). Although our stockholders may approve the Reverse Stock Split, we will not effect the Reverse Stock Split if the Board of Directors does not deem it to be in our best interest and the best interest of our stockholders. The Reverse Stock Split, if authorized and if deemed by the Board of Directors to be in our best interest and the best interest of our stockholders, will be effected, if at all, at a time that is not later than one year from the date of the 2020 Special Meeting. The Board of Directors will publicly announce the ratio selected for the Reverse Stock Split prior to the effectiveness of any such Reverse Stock Split.

This Proposal 1, the proposed approval of the Reverse Stock Split as set forth in the certificate of amendment to our Restated Certificate of Incorporation, will not change the number of authorized shares of common stock or preferred stock, or the par value of common stock or preferred stock; however effecting the Reverse Stock Split will provide for additional shares of unissued authorized common stock. However, if Proposal 2 (the “Authorized Common Stock Increase”), is approved and the Board of Directors determined to effect the Authorized Common Stock Increase and not abandon the Authorized Common Stock Increase, the authorized number of shares of common stock will be increased. As of the date of this proxy statement, our current authorized number of shares of common stock is sufficient to satisfy all of our share issuance obligations and current share plans and we do not have any current plans, arrangements or understandings relating to the issuance of the additional shares of authorized common stock that will become available following the Reverse Stock Split.

Purpose and Background of the Reverse Stock Split

On June 21, 2019, Nasdaq notified us that the bid price of our common stock had closed below the required $1.00 per share for 30 consecutive trading days, and, accordingly, that we did not comply with the applicable Nasdaq minimum bid price requirement. In accordance with Nasdaq’s Listing Rule 5810(c)(3)(A), we were given a period of 180 calendar days, or until December 18, 2019, to regain compliance with the requirement. On December 19, 2019, Nasdaq notified us that they had extended the compliance period until June 15, 2020.

The Board of Directors has approved the proposal authorizing the Reverse Stock Split for the following reasons:

●

the Board of Directors believes that effecting the Reverse Stock Split could be an effective means of regaining compliance with the bid price requirement for continued listing of the common stock on the Nasdaq;

●

the Board of Directors believes that continued listing on the Nasdaq provides overall credibility to an investment in our stock, given the stringent listing and disclosure requirements of the Nasdaq. Notably, some trading firms discourage investors from investing in lower priced stocks that are traded in the over-the-counter market because they are not held to the same stringent standards. Increasing visibility of our stock among a larger pool of potential investors could result in higher trading volumes after positive news flow. Such increases in visibility and liquidity could also help facilitate future financings; and

●

the Board of Directors believes that a higher stock price, which may be achieved through a Reverse Stock Split, could help us generate investor interest and help attract, retain, and motivate employees.

The Board of Directors has considered the potential harm to us of a delisting of the common stock and has determined that, if the common stock continues to close below $1.00 per share bid price, the consummation of the Reverse Stock Split is the best way to maintain liquidity by achieving compliance with the Nasdaq requirements.

The Board of Directors also believes that the current low per share market price of the common stock has a negative effect on the marketability of our existing shares. The Board of Directors believes there are several reasons for this effect. First, certain institutional investors have internal policies preventing the purchase of low-priced stocks. Second, a variety of policies and practices of broker-dealers discourage individual brokers within those firms from dealing in low-priced stocks. Third, because the brokers’ commissions on low-priced stocks generally represent a higher percentage of the stock price than commissions on higher priced stocks, the current share price of the common stock can result in individual stockholders paying transaction costs (commissions, markups or markdowns) that are a higher percentage of their total share value than would be the case if the share price of the common stock were substantially higher. This factor is also believed to limit the willingness of some institutions to purchase the common stock. The Board of Directors anticipates that a Reverse Stock Split will result in a higher bid price for the common stock, which may help to alleviate some of these problems. The Board of Directors further believes that some potential employees are less likely to work for us if we have a low stock price or are no longer Nasdaq listed, regardless of size of our overall market capitalization.

We believe that maintaining listing on a national securities exchange, such as the Nasdaq, will provide us with a market for the common stock that is more accessible than if the common stock were traded on the OTC Bulletin Board or in the “pink sheets” maintained by the OTC Markets Group, Inc. Such alternative markets are generally considered to be less efficient than, and not as broad as, the Nasdaq. Among other factors, trading on the Nasdaq may increase liquidity and may potentially minimize the spread between the “bid” and “asked” prices quoted by market makers. Further, a Nasdaq listing may enhance our access to capital, increase our flexibility in responding to anticipated capital requirements and facilitate the use of common stock in any strategic or financing transactions that we may undertake. We believe that prospective investors will view an investment in us more favorably if our shares qualify for listing on the Nasdaq as compared with the OTC markets.

We expect that, if effected, a Reverse Stock Split of the common stock will increase the market price of the common stock so that we are able to maintain compliance with the Nasdaq minimum bid price listing standard. However, the effect of a Reverse Stock Split on the market price of the common stock cannot be predicted with any certainty, and the history of similar stock split combinations for companies in like circumstances is varied. It is possible that the per share price of the common stock after the Reverse Stock Split will not rise in proportion to the reduction in the number of shares of the common stock outstanding resulting from the Reverse Stock Split, effectively reducing our market capitalization, and there can be no assurance that the market price per post-reverse split share will either exceed or remain in excess of the $1.00 minimum bid price for a sustained period of time. The market price of the common stock may vary based on other factors that are unrelated to the number of shares outstanding, including our future performance.

PLEASE NOTE THAT UNLESS SPECIFICALLY INDICATED TO THE CONTRARY, THE DATA CONTAINED IN THIS PROXY STATEMENT, INCLUDING BUT NOT LIMITED TO SHARE NUMBERS, CONVERSION PRICES AND EXERCISE PRICES OF OPTIONS AND WARRANTS, DOES NOT REFLECT THE IMPACT OF THE REVERSE STOCK SPLIT THAT MAY BE EFFECTUATED.

Board Discretion to Implement the Reverse Stock Split

If Proposal No. 1 is approved by the stockholders and the Board determines to effect the Reverse Stock Split, it will consider certain factors in selecting the specific stock split ratio, including prevailing market conditions, the trading price of the common stock and the steps that we will need to take in order to achieve compliance with the bid price requirement and other listing regulations of the Nasdaq. Based in part on the price of the common stock on the days leading up to the filing of the certificate of amendment to the Restated Certificate of Incorporation effecting the Reverse Stock Split, the Board of Directors will determine the ratio of the Reverse Stock Split, in the range of 1:2 to 1:50, that, in the judgment of the Board of Directors is the reverse split ratio most likely to allow us to achieve and maintain compliance with the minimum $1.00 per share bid price requirement for listing on the Nasdaq for the longest period of time, while retaining a sufficient number of outstanding, tradeable shares to facilitate an adequate market. The Board of Directors will publicly announce the ratio selected for the Reverse Stock Split prior to the effectiveness of the Reverse Stock Split within the limits set forth in Proposal No. 1.

Notwithstanding approval of the Reverse Stock Split by the stockholders, the Board of Directors may, in its sole discretion, abandon the proposed amendment and determine prior to the effectiveness of any filing with the Secretary of State of the State of Delaware not to effect the Reverse Stock Split prior to the one year anniversary of the 2020 Special Meeting of stockholders, as permitted under Section 242(c) of the DGCL. If the Board fails to implement the amendment prior to the one-year anniversary of this meeting of stockholders, stockholder approval would again be required prior to implementing any Reverse Stock Split.

Consequences if Stockholder Approval for Proposal Is Not Obtained

If stockholder approval for Proposal No. 1 is not obtained, we will not be able to file a certificate of amendment to the Restated Certificate of Incorporation to effect the Reverse Stock Split. If stockholder approval of the Reverse Stock Split is not obtained at the 2020 Special Meeting and we should fail to satisfy the Nasdaq minimum bid price, we will continue to seek stockholder approval of a reverse stock split in order to regain compliance within the time period granted by Nasdaq to regain compliance. If compliance is not achieved by the expiration of the period of time we are granted to regain compliance with the Nasdaq requirement, then our stock would be delisted from the Nasdaq. If we were unable to regain compliance during any such period, the common stock would likely be transferred to the OTC Bulletin Board or OTC Market.

If we fail to meet all applicable Nasdaq requirements and Nasdaq determines to delist the common stock, the delisting could adversely affect the market liquidity of the common stock and the market price of the common stock could decrease. Delisting could also adversely affect our ability to obtain financing for the continuation of our operations and/or result in the loss of confidence by investors, suppliers, commercial partners and employees.

Principal Effects of the Reverse Stock Split

If the stockholders approve the proposal to authorize the Board of Directors to implement the Reverse Stock Split and the Board of Directors determines to implement the Reverse Stock Split, we will publicly announce the selected ratio for the Reverse Stock Split and file the certificate of amendment to amend the existing provision of our Restated Certificate of Incorporation to effect the Reverse Stock Split. The text of the form of proposed amendment is set forth in the certificate of amendment to the Restated Certificate of Incorporation which is annexed to this proxy statement as Appendix A.

The Reverse Stock Split will be effected simultaneously for all issued and outstanding shares of common stock and the stock split ratio will be the same for all issued and outstanding shares of common stock. The Reverse Stock Split will affect all of our stockholders uniformly and will not affect any stockholder’s percentage ownership interests in our company, except that stockholders who would have otherwise received fractional shares will receive cash in lieu of such fractional shares. After the Reverse Stock Split, the common stock will have the same voting rights and rights to dividends and distributions and will be identical in all other respects to the common stock now authorized, common stock issued pursuant to the Reverse Stock Split will remain fully paid and non-assessable. The Reverse Stock Split will not affect us continuing to be subject to the periodic reporting requirements of the Exchange Act. The Reverse Stock Split is not intended to be, and will not have the effect of, a “going private transaction” covered by Rule 13e-3 under the Exchange Act.

The Reverse Stock Split may result in some stockholders owning “odd-lots” of less than 100 shares of the common stock. Brokerage commissions and other costs of transactions in odd-lots are generally higher than the costs of transactions in “round-lots” of even multiples of 100 shares. In addition, we will not issue fractional shares in connection with the Reverse Stock Split, and stockholders who would have otherwise been entitled to receive such fractional shares will receive an amount in cash determined in the manner set forth below under the heading “Fractional Shares.”

Following the effectiveness of any Reverse Stock Split approved by the stockholders and implementation by the Board of Directors, current stockholders will hold fewer shares of common stock, with such number of shares dependent on the specific ratio for the Reverse Stock Split. For example, if the Board approves of a 1-for-5 Reverse Stock Split, a stockholder owning a “round-lot” of 100 shares of common stock prior to the Reverse Stock Split would hold 20 shares of common stock following the Reverse Stock Split. THE HIGHER THE REVERSE RATIO (1-FOR-5 BEING HIGHER THAN 1-FOR-2, FOR EXAMPLE), THE GREATER THE REDUCTION OF RELATED SHARES EACH EXISTING STOCKHOLDER, POST REVERSE STOCK SPLIT, WILL EXPERIENCE.

In deciding whether to implement the Reverse Stock Split and the specific Reverse Stock Split ratio to be used, the Board of Directors will consider primarily the satisfaction of the Nasdaq continuing listing requirements, as described above under the heading “Purpose and Background of the Reverse Stock Split.” It may also consider, among other things: (i) the market price of the common stock at the time of the Reverse Stock Split; (ii) the number of shares that will be outstanding after the split; (iii) the stockholders’ equity at such time; (iv) the shares of common stock available for issuance in the future; (v) the liquidity of the common stock in the market and the improved liquidity that may result; and (vi) the nature of our operations. The Board of Directors maintains the right to elect not to proceed with the Reverse Stock Split if it determines, in its sole discretion, that we will be able to satisfy the listing requirements of Nasdaq without implementing the Reverse Stock Split or if this proposal is otherwise no longer in our best interests.

IF THIS PROPOSAL IS NOT APPROVED, WE MAY BE UNABLE TO MAINTAIN THE LISTING OF THE COMMON STOCK ON THE NASDAQ, WHICH COULD ADVERSELY AFFECT THE LIQUIDITY AND MARKETABILITY OF THE COMMON STOCK.

Risks Associated with the Reverse Stock Split

There are risks associated with the Reverse Stock Split, including that the Reverse Stock Split may not result in a sustained increase in the per share price of our common stock. There is no assurance that:

●

the market price per share of our common stock after the Reverse Stock Split will rise in proportion to the reduction in the number of shares of our common stock outstanding before the Reverse Stock Split;

●	the Reverse Stock Split will result in a per share price that will attract brokers and investors who do not trade in lower priced stocks;
●	the Reverse Stock Split will result in a per share price that will increase our ability to attract and retain employees and other service providers;
●	the liquidity of the common stock will increase; and
●

the closing bid price per share will either exceed or remain in excess of the $1.00 minimum bid price as required by Nasdaq, or that we will otherwise meet the requirements of Nasdaq for continued inclusion for trading on the Nasdaq.

Stockholders should note that the effect of the Reverse Stock Split, if any, upon the market price for our common stock cannot be accurately predicted. In particular, we cannot assure you that prices for shares of our common stock after the Reverse Stock Split will be two (2) to fifty (50) times, as applicable, the prices for shares of our common stock immediately prior to the Reverse Stock Split. Furthermore, even if the market price of our common stock does rise following the Reverse Stock Split, we cannot assure you that the market price of the common stock immediately after the proposed Reverse Stock Split will be maintained for any period of time. Even if an increased per-share price can be maintained, the Reverse Stock Split may not achieve the desired results that have been outlined above. Moreover, because some investors may view the Reverse Stock Split negatively, we cannot assure you that the Reverse Stock Split will not adversely impact the market price of the common stock.

The market price of the common stock will also be based on our performance and other factors, some of which are unrelated to the Reverse Stock Split or the number of shares outstanding. If the Reverse Stock Split is effected and the market price of the common stock declines, the percentage decline as an absolute number and as a percentage of our overall market capitalization may be greater than would occur in the absence of a Reverse Stock Split. The total market capitalization of the common stock after implementation of the Reverse Stock Split when and if implemented may also be lower than the total market capitalization before the Reverse Stock Split. Furthermore, the liquidity of the common stock could be adversely affected by the reduced number of shares that would be outstanding after the Reverse Stock Split.

While we aim that the Reverse Stock Split will be sufficient to maintain our listing on Nasdaq, it is possible that, even if the Reverse Stock Split results in a bid price for the common stock that exceeds $1.00 per share another reverse split may be necessary in the future and we may not be able to continue to satisfy the other criteria for continued listing of the common stock on Nasdaq.

We believe that the Reverse Stock Split may result in greater liquidity for our stockholders. However, it is also possible that such liquidity could be adversely affected by the reduced number of shares outstanding after the Reverse Stock Split, particularly if the share price does not increase as a result of the Reverse Stock Split.

Potential Anti-takeover Effects of a Reverse Stock Split

Release No. 34-15230 of the staff of the SEC requires disclosure and discussion of the effects of any action, including the proposals discussed herein, that may be used as an anti-takeover mechanism. The Reverse Stock Split, if effected, will also result in a relative increase in the number of authorized but unissued shares of our common stock vis-à-vis the outstanding shares of our common stock and, could, under certain circumstances, have an anti-takeover effect, although this is not the purpose or intent of the Board of Directors. A relative increase in the number of authorized shares of common stock could have other effects on our stockholders, depending upon the exact nature and circumstances of any actual issuances of authorized but unissued shares. A relative increase in our authorized shares could potentially deter takeovers, including takeovers that the Board of Directors has determined are not in the best interest of our stockholders, in that additional shares could be issued (within the limits imposed by applicable law) in one or more transactions that could make a change in control or takeover more difficult. For example, we could issue additional shares so as to dilute the stock ownership or voting rights of persons seeking to obtain control without our agreement. Similarly, the issuance of additional shares to certain persons allied with our management could have the effect of making it more difficult to remove our current management by diluting the stock ownership or voting rights of persons seeking to cause such removal. The Reverse Stock Split therefore may have the effect of discouraging unsolicited takeover attempts. By potentially discouraging initiation of any such unsolicited takeover attempts, the Reverse Stock Split may limit the opportunity for our stockholders to dispose of their shares at the higher price generally available in takeover attempts or that may be available under a merger proposal.

Although the Reverse Stock Split has been prompted by business and financial considerations and not by the threat of any known or threatened hostile takeover attempt, stockholders should be aware that the effect of the Reverse Stock Split could facilitate future attempts by us to oppose changes in control and perpetuate our management, including transactions in which the stockholders might otherwise receive a premium for their shares over then current market prices. We cannot provide assurances that any such transactions will be consummated on favorable terms or at all, that they will enhance stockholder value, or that they will not adversely affect our business or the trading price of the common stock.

Common Stock

After the effective date of the Reverse Stock Split, each stockholder will own fewer shares of the common stock.

Accordingly, a Reverse Stock Split would result in a significant increase in the number of authorized and unissued shares of common stock. Because our stockholders have no preemptive rights to purchase or subscribe for any of the unissued common stock, the future issuance of additional shares of common stock will reduce our current stockholders’ percentage ownership interest in the total outstanding shares of common stock. In the absence of a proportionate increase in our future earnings and book value, an increase in the number of our outstanding shares of common stock would dilute our projected future earnings per share, if any, and book value per share of all our outstanding shares of the common stock. If these factors were reflected in the price per share of our common stock, the potential realizable value of a stockholder’s investment could be adversely affected. An issuance of additional shares could therefore have an adverse effect on the potential realizable value of a stockholder’s investment. As of the date of this filing, Heat does not have any definitive plans, proposals or arrangements to issue any of the newly available authorized shares for any purpose as its current authorized number of shares of common stock is sufficient for any issuances currently planned or any current issuance obligations.

This proposal has been prompted solely by the business considerations discussed in the preceding paragraphs. Any additional shares of common stock that would become available for issuance following the Reverse Stock Split could also be used by us to delay or prevent a change in control. The Board of Directors is not aware of any pending takeover or other transactions that would result in a change in control, and the proposal was not adopted in response to any such proposals.

All outstanding options and warrants to purchase shares of the common stock, including any held by our officers and directors, would be adjusted as a result of the Reverse Stock Split. In particular, the number of shares issuable upon the exercise of each instrument would be reduced, and the exercise price per share, if applicable, would be increased, in accordance with the terms of each instrument and based on the ratio of the Reverse Stock Split.

The following table sets forth the approximate number of shares of the common stock that would be outstanding immediately after the Reverse Stock Split based on the current authorized number of shares of common stock at various exchange ratios, based on [____________] shares of common stock actually outstanding as of January   , 2020. The table does not account for fractional shares that will be paid in cash.

Approximate Shares of Common Stock
Outstanding After Reverse Stock Split
Based on Current Authorized
Ratio of Reverse Stock Split	Number of Shares

None	—
1:2
1:10
1:20
1:30
1:40
1:50

Procedure for Effecting Reverse Stock Split and Exchange of Stock Certificates, if Applicable

If the certificate of amendment is approved by the stockholders, and if at such time the Board of Directors still believes that a Reverse Stock Split is in our best interests and the best interests of our stockholders, the Board of Directors will determine the ratio, within the range approved by Heat’s stockholders, of the Reverse Stock Split to be implemented and will publicly announce the selected ratio for the Reverse Stock Split prior to the effectiveness of the Reverse Stock Split. We will file the certificate of amendment with the Secretary of State of the State of Delaware at such time as the Board of Directors has determined the appropriate effective time for the Reverse Stock Split. The Board of Directors may delay effecting the Reverse Stock Split without re-soliciting stockholder approval. The Reverse Stock Split will become effective on the effective date set forth in the certificate of amendment. Beginning on the effective date of the Reverse Stock Split, each certificate representing pre-split shares will be deemed for all corporate purposes to evidence ownership of post-split shares.

As soon as practicable after the effective date of the Reverse Stock Split, stockholders will be notified that the Reverse Stock Split has been effected. If you hold shares of common stock in a book-entry form, you will receive a transmittal letter from our transfer agent as soon as practicable after the effective time of the Reverse Stock Split with instructions. After you submit your completed transmittal letter, if you are entitled to post-split shares of the common stock, a transaction statement will be sent to your address of record as soon as practicable after the effective date of the split indicating the number of shares of the common stock you hold.

Some stockholders hold their shares of common stock in certificate form or a combination of certificate and book-entry form. We expect that our transfer agent will act as exchange agent for purposes of implementing the exchange of stock certificates, if applicable. If you are a stockholder holding pre-split shares in certificate form, you will receive a transmittal letter from our transfer agent as soon as practicable after the effective time of the Reverse Stock Split. The transmittal letter will be accompanied by instructions specifying how you can exchange your certificate representing the pre-split shares of the common stock for a statement of holding. When you submit your certificate representing the pre-split shares of the common stock, your post-split shares of the common stock will be held electronically in book-entry form in the Direct Registration System. This means that, instead of receiving a new stock certificate, you will receive a statement of holding that indicates the number of post-split shares you own in book-entry form. We will no longer issue physical stock certificates unless you make a specific request for a share certificate representing your post-split ownership interest.

STOCKHOLDERS SHOULD NOT DESTROY ANY STOCK CERTIFICATE(S) AND SHOULD NOT SUBMIT ANY CERTIFICATE(S) UNTIL REQUESTED TO DO SO.

Beginning on the effective time of the Reverse Stock Split, each certificate representing pre-split shares will be deemed for all corporate purposes to evidence ownership of post-split shares.

Fractional Shares

No fractional shares will be issued in connection with the Reverse Stock Split. Instead, stockholders who otherwise would be entitled to receive fractional shares will, upon surrender to the exchange agent of certificates representing their fractional shares, be entitled to receive cash in an amount equal to the product obtained by multiplying (i) the average of the closing sales prices of the common stock as reported on the Nasdaq on the ten days preceding the effective date of the amendment to the Certificate of Incorporation by (ii) the number of shares of the common stock held by such stockholder before the Reverse Stock Split that would otherwise have been exchanged for such fractional share interest. Holders of as many as 49 shares (if we were to implement a 1:50 Reverse Stock Split) of the common stock would be eliminated as a result of the cash payment in lieu of any issuance of fractional shares or interests in connection with the Reverse Stock Split. The exact number by which the number of holders of the common stock would be reduced will depend on the Reverse Stock Split ratio adopted and the number of stockholders that hold less than the Reverse Stock Split ratio as of the effective date of the Reverse Stock Split.

Effect on Outstanding Stock Options and Warrants

We have equity incentive plans designed primarily to provide stock-based incentives to employees pursuant to which we have issued stock options to purchase shares of the common stock. In addition, we have issued to third party investors and others warrants to purchase shares of the common stock. In the event of a Reverse Stock Split, the Board of Directors shall make appropriate adjustment to awards granted under the equity incentive plans. Further, the terms of our outstanding warrants all provide for appropriate adjustments in the event of a stock split. Accordingly, if the Reverse Stock Split is approved by our stockholders and the Board of Directors decides to implement the Reverse Stock Split, as of the effective date the number of shares issuable and the exercise price, as applicable, relating to options under our equity incentive plans and warrants, will be proportionately adjusted using the Reverse Stock Split ratio selected by the Board of Directors. The Board of Directors has also authorized us to effect any other changes necessary, desirable or appropriate to give effect to the Reverse Stock Split, including any applicable technical, conforming changes. Furthermore, the aggregate number of shares currently available under our equity incentive plans for future stock option and other equity-based grants will be proportionally reduced to reflect the Reverse Stock Split ratio.

Accounting Matters

The Reverse Stock Split will not affect the common stock capital account on our balance sheet. However, because the par value of the common stock will remain unchanged on the effective date of the split, the components that make up the common stock capital account will change by offsetting amounts. Depending on the size of the Reverse Stock Split the Board of Directors decides to implement, the stated capital component will be reduced to an amount between one-half (1/2) and one-fiftieth (1/50) of its present amount, and the additional paid-in capital component will be increased with the amount by which the stated capital is reduced. The per share net income or loss and net book value of the common stock will be increased because there will be fewer shares of common stock outstanding. Prior periods per share amounts will be restated to reflect the Reverse Stock Split.

Material United States Federal Income Tax Consequences of the Reverse Stock Split

The following discussion describes the anticipated material United States Federal income tax consequences to “U.S. holders” (as defined below) of Company capital stock relating to the Reverse Stock Split. This discussion is based upon the Internal Revenue Code of 1986, as amended (the “Code”), Treasury Regulations, judicial authorities, published positions of the Internal Revenue Service (“IRS”), and other applicable authorities, all as currently in effect and all of which are subject to change or differing interpretations (possibly with retroactive effect). We have not obtained a ruling from the IRS or an opinion of legal or tax counsel with respect to the tax consequences of the Reverse Stock Split. The following discussion is for information purposes only and is not intended as tax or legal advice. Each holder should seek advice based on the holder’s particular circumstances from an independent tax advisor.

For purposes of this discussion, the term “U.S. holder” means a beneficial owner of our capital stock that is for United States Federal income tax purposes:

(i)	an individual citizen or resident of the United States;
(ii)	a corporation (or other entity treated as a corporation for U.S. Federal income tax purposes) organized under the laws of the United States, any state, or the District of Columbia;
(iii)	an estate with income subject to United States Federal income tax regardless of its source; or
(iv)

a trust that (a) is subject to primary supervision by a United States court and for which United States persons control all substantial decisions or (b) has a valid election in effect under applicable Treasury Regulations to be treated as a United States person.

This discussion assumes that a U.S. holder holds our capital stock as a capital asset within the meaning of Code Section 1221. This discussion does not address all of the tax consequences that may be relevant to a particular stockholder or to stockholders that are subject to special treatment under United States Federal income tax laws including, but not limited to, financial institutions, tax-exempt organizations, insurance companies, regulated investment companies, real estate investment trusts, entities disregarded from their owners for tax purposes, persons that are broker-dealers, traders in securities who elect the mark-to-market method of accounting for their securities, or stockholders holding their shares of capital stock as part of a “straddle,” “hedge,” “conversion transaction,” or other integrated transaction, or persons who hold their capital stock through individual retirement or other tax-deferred accounts. This discussion also does not address the tax consequences to us, or to our stockholders that own 5% or more of our capital stock, are affiliates of Heat, or are not U.S. holders. In addition, this discussion does not address other United States Federal taxes (such as gift or estate taxes or alternative minimum taxes), the tax consequences of the Reverse Stock Split under state, local, or foreign tax laws or certain tax reporting requirements that may be applicable with respect to the Reverse Stock Split. No assurance can be given that the IRS would not assert, or that a court would not sustain, a position contrary to any of the tax consequences set forth below.

If a partnership (or other entity treated as a partnership for United States Federal income tax purposes) is a Heat stockholder, the tax treatment of a partner in the partnership, or any equity owner of such other entity will generally depend upon the status of the person and the activities of the partnership or other entity treated as a partnership for United States Federal income tax purposes.

Tax Consequences of the Reverse Stock Split Generally

We believe that the Reverse Stock Split will qualify as a “reorganization” under Section 368(a)(1)(E) of the Code. Accordingly, provided that the fair market value of the post-Reverse Stock Split shares is equal to the fair market value of the pre-Reverse Stock Split shares surrendered in the Reverse Stock Split:

●	A U.S. holder will not recognize any gain or loss as a result of the Reverse Stock Split other than cash payments if any, received by a stockholder in lieu of fractional shares as discussed below.
●

A U.S. holder’s aggregate tax basis in his, her, or its post-Reverse Stock Split shares will be equal to the aggregate tax basis in the pre-Reverse Stock Split shares exchanged therefor, less any basis attributable to fractional share interests.

●

A U.S. holder’s holding period for the post-Reverse Stock Split shares will include the period during which such stockholder held the pre-Reverse Stock Split shares surrendered in the Reverse Stock Split.

●

For purposes of the above discussion of the basis and holding periods for shares of Heat capital stock, and except as provided therein, holders who acquired different blocks of Heat capital stock at different times for different prices must calculate their basis and holding periods separately for each identifiable block of such stock exchanged, converted, canceled or received in the Reverse Stock Split.

●

Stockholders who receive cash in lieu of fractional share interests as a result of the Reverse Stock Split will be treated as having received the fractional shares pursuant to the Reverse Stock Split and then as having exchanged the fractional shares for cash in a redemption by Heat, and will generally recognize gain or loss equal to the difference between the amount of cash received in lieu of a fractional share and their adjusted basis allocable to the fractional share interests redeemed. Such gain or loss will be long term capital gain or loss if the shares held prior to the Reverse Stock Split were held for more than one year. The stockholder’s holding period for the shares issued after the Reverse Stock Split will include the period during which the stockholder held the shares surrendered in the Reverse Stock Split.

Information Reporting and Backup Withholding

Cash payments received by a U.S. holder of our capital stock pursuant to the Reverse Stock Split are subject to information reporting, and may be subject to backup withholding at the applicable rate specified by the U.S. Internal Revenue Service  if the holder fails to provide a valid taxpayer identification number and comply with certain certification procedures or otherwise establish an exemption from backup withholding. Backup withholding is not an additional United States Federal income tax. Rather, the U.S. Federal income tax liability of the person subject to backup withholding will be reduced by the amount of the tax withheld. If backup withholding results in an overpayment of taxes, a refund may be obtained provided that the required information is timely furnished to the IRS.

Vote Required to Approve Amendment of our Restated Certificate of Incorporation

Approval of the Reverse Stock Split as set forth in the certificate of amendment to our Restated Certificate of Incorporation included as Appendix A, requires an affirmative vote of a majority of the common stock outstanding as of the record date. Abstentions and broker non-votes will have the same effect as “against” votes. Approval by our stockholders of the Reverse Stock Split is not conditioned upon approval by our stockholders of the Authorized Common Stock Increase; conversely, approval by our stockholder of the Authorized Common Stock Increase is not conditioned upon approval by our stockholders of the Reverse Stock Split.

Recommendation

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE AMENDMENT TO OUR RESTATED CERTIFICATE OF INCORPORATION TO EFFECT A REVERSE STOCK SPLIT OF OUR COMMON STOCK AT A RATIO TO BE DETERMINED IN THE DISCRETION OF THE BOARD OF DIRECTORS IN THE RANGE OF ONE (1) SHARE OF COMMON STOCK FOR EVERY TWO (2) TO FIFTY (50) SHARES OF COMMON STOCK, AND PROXIES SOLICITED BY THE BOARD OF DIRECTORS WILL BE VOTED IN FAVOR OF THE AMENDMENT UNLESS A STOCKHOLDER INDICATES OTHERWISE ON THE PROXY.

PROPOSAL 2

APPROVAL OF AMENDMENT (IN THE EVENT IT IS DEEMED BY THE BOARD TO BE ADVISABLE) TO OUR RESTATED CERTIFICATE OF INCORPORATION TO INCREASE THE NUMBER OF AUTHORIZED SHARES OF COMMON STOCK FROM 100,000,000 to 250,000,000

The Board of Directors has adopted a resolution approving and recommending to our stockholders for their approval, a proposed amendment to our Restated Certificate of Incorporation to effect an increase in the number of shares of our authorized common stock from the 100,000,000 shares that are currently authorized for issuance pursuant to our Restated Certificate of Incorporation to a total of 250,000,000 shares of common stock. Such amendment will be effected after stockholder approval thereof only in the event the Board of Directors still deems it advisable.

The text of the form of the proposed amendment to the Restated Certificate of Incorporation to implement Proposal 2 is set forth in the certificate of amendment annexed to this proxy statement as Appendix B. Assuming the stockholders approve the proposal and the Board of Directors deems it advisable, the Authorized Common Stock Increase will be effected upon the filing of the certificate of amendment to the Restated Certificate of Incorporation with the Secretary of State of the State of Delaware. The Board of Directors will implement the Authorized Common Stock Increase at such time, if ever, if and when it is deemed by the Board to be advisable. The Board of Directors will also have the discretion to abandon the Authorized Common Stock Increase in authorized shares if the Board does not believe it to be in the best interests of Heat and our stockholders. If the Board of Directors does not implement an approved Authorized Common Stock Increase prior to the one-year anniversary of the 2020 Special Meeting, the Board of Directors will seek stockholder approval before implementing any authorized Common Stock Increase after that time.

The Board of Directors proposes and recommends increasing the number of shares of our authorized common stock from the 100,000,000 shares that are currently authorized for issuance pursuant to our Restated Certificate of Incorporation to a total of 250,000,000 shares of common stock. Of our 100,000,000 shares of currently authorized common stock, [__________] shares were outstanding as of January   , 2020, and after taking into account (i) shares underlying outstanding warrants and options, and (ii) the reservation of shares for issuance under our stock incentive plans, assuming the 2018 Plan amendment is adopted, approximately [_________] of the 100,000,000 shares authorized in our Restated Certificate of Incorporation would be available for issuance.

On October 4, 2019, as subsequently amended, we filed a registration statement on Form S-1 with the SEC (File No. 333-234105) (the “Registration Statement”) for a proposed offering of our securities, consisting of shares of common stock and one warrant to purchase 0.5 of a share of common stock upon a cash exercise. Although our current authorized number of shares of common stock is expected to be sufficient for purposes of the offering, after the offering, the remaining authorized number of shares of common stock will be minimal.

The chart below illustrates the number of shares of common stock that will be available for issuance if both the Authorized Common Stock Increase and the Reverse Stock Split are effected based on a 1-for-25 and 1-for-50 reverse stock split. The number of shares disclosed in the column “Estimated Number of shares of commons stock before Reverse Stock Split and before Increase” reflects the approximate number of shares as of January   , 2020. The number of shares disclosed in the column “Estimated number of shares of Common Stock after the Authorized Common Stock Increase and before the Reverse Stock Split” gives further effect to the Authorized Common Stock Increase in the number of authorized shares of common stock from 100,000,000 to 250,000,000 and assumes that the 2018 Plan amendment is adopted. The number of shares disclosed in the column “Estimated number of shares of commons stock after Reverse Stock Split and after the Authorized Common Stock Increase” gives further effect to the Reverse Stock Split based on a 1-for-25 and 1-for-50 reverse stock split and also gives effect to the Authorized Common Stock Increase described in this Proposal 2 and assumes that the 2018 Plan Increase is adopted, but does not take into account any fractional shares.

	Estimated number of shares of Common Stock before Reverse Stock	Estimated number of shares of Common Stock after the Authorized Common Stock Increase and before the Reverse Stock Split (Assuming the 2018	Estimated number of shares of Common Stock after Reverse Stock Split and after the Authorized Common Stock Increase (Assuming the 2018 Plan Increase is Adopted) (3)
	Split and before	Plan Increase is	Ratio of Reverse Stock Split:
	Increase	Adopted)	1:25	1:50
Authorized	100,000,000	250,000,000	250,000,000	250,000,000
Issued and Outstanding
Issuable under Outstanding Warrants
Issuable under Outstanding Stock Options
Reserved for Issuance (1)
Authorized but Unissued (2)

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(1)	Shares reserved for future issuance under our existing equity incentive plans and assuming the 2018 Plan Increase is approved, excluding shares issuable under outstanding stock options.
(2)

Shares authorized but unissued represent common stock available for future issuance beyond shares currently outstanding, shares issuable under outstanding warrants and stock options and shares reserved for issuance under equity incentive plans (assuming approval of the 2018 Plan Increase).

(3)	The shares presented are an estimate as we do not know the number of fractional share roundings that will be required to effectuate the Reverse Stock Split for individual accounts.

The Board of Directors currently believes that the Authorized Common Stock Increase is advisable and in our best interest and the best interest of our stockholders. The Increase will provide us with flexibility in completing financing and capital raising transactions, which may be necessary for us to execute our future business plans. Other possible business and financial uses for the additional shares of common stock include, without limitation, attracting and retaining employees by the issuance of additional securities, and other transactions and corporate purposes that the Board of Directors may deem are in our best interest. We could also use the additional shares of common stock for potential strategic transactions, including, among other things, acquisitions, strategic partnerships, joint ventures, restructurings, business combinations and investments. We believe that the additional authorized shares would enable us to act quickly in response to opportunities that may arise for these types of transactions, in most cases without the necessity of obtaining further stockholder approval and holding a special stockholders’ meeting before such issuance(s) could proceed, except as provided under Delaware law, as applicable, or under applicable Nasdaq rules. As of the date of this Proxy Statement, we have no definite plans proposals or arrangements regarding the newly authorized shares that would be authorized. However, we review and evaluate potential capital raising activities, transactions and other corporate actions on an ongoing basis to determine if such actions would be in our best interest and the best interest of our stockholders. We cannot provide assurances that any such transactions will be consummated on favorable terms or at all, that they will enhance stockholder value, or that they will not adversely affect our business or the trading price of the common stock. As stated above, on October 4, 2019, as subsequently amended, we filed the Registration Statement on Form S-1 with the SEC for a proposed offering of our securities, consisting of shares of common stock and one warrant to purchase 0.5 of a share of common stock. Although our current authorized number of shares of common stock is expected to be sufficient for purposes of the offering, after the offering, the remaining authorized number of shares of common stock will be minimal.

If approved, the Board of Directors may also elect not to effect the Authorized Common Stock Increase and consequently not to file any certificate of amendment to the Restated Certificate of Incorporation. If the Board of Directors fails to implement the certificate of amendment prior to the one-year anniversary of the 2020 Special Meeting of stockholders, stockholder approval would again be required prior to implementing the Authorized Common Stock Increase. Although approval by our stockholders of the Reverse Stock Split is not conditioned upon approval by our stockholders of the Authorized Common Stock Increase; conversely, approval by our stockholder of the Authorized Common Stock Increase is not conditioned upon approval by our stockholders of the Reverse Stock Split, if the stockholders should approve the Reverse Stock Split and the Board of Directors should implement the Reverse Stock Split, the number of shares of common stock authorized but unissued after implementing the Reverse Stock Split may impact the decision as to whether or not to effect the Authorized Common Stock Increase since effecting the Reverse Stock Split will provide for additional shares of unissued authorized common stock.

The Authorized Common Stock Increase would not have any immediate dilutive effect on the proportionate voting power or other rights of existing stockholders.

As is true for shares presently authorized but unissued, the future issuance of common stock authorized by the Authorized Common Stock Increase may, among other things, decrease existing stockholders’ percentage equity ownership, could be dilutive to the voting rights of existing stockholders and, depending on the price at which they are issued could have a negative effect on the market price of the common stock. In addition, an increase in the number of shares of our authorized common stock could result in an increase in the franchise tax that we would owe to the State of Delaware.

Potential Anti-takeover Effects of the Authorized Common Stock Increase

Release No. 34-15230 of the staff of the SEC requires disclosure and discussion of the effects of any action, including the proposals discussed herein, that may be used as an anti-takeover mechanism. Since the amendment to our Restated Certificate of Incorporation will provide that the number of authorized shares of common stock will be 250,000,000, the Authorized Common Stock Increase, if effected, will result in an increase in the number of authorized but unissued shares of our common stock which could, under certain circumstances, have an anti-takeover effect, although this is not the purpose or intent of the Board of Directors. An increase in the number of authorized shares of common stock could have other effects on our stockholders, depending upon the exact nature and circumstances of any actual issuances of authorized but unissued shares. An increase in our authorized shares could potentially deter takeovers, including takeovers that the Board of Directors has determined are not in the best interest of our stockholders, in that additional shares could be issued (within the limits imposed by applicable law) in one or more transactions that could make a change in control or takeover more difficult. For example, we could issue additional shares so as to dilute the stock ownership or voting rights of persons seeking to obtain control without our agreement. Similarly, the issuance of additional shares to certain persons allied with our management could have the effect of making it more difficult to remove our current management by diluting the stock ownership or voting rights of persons seeking to cause such removal. The Authorized Common Stock Increase therefore may have the effect of discouraging unsolicited takeover attempts. By potentially discouraging initiation of any such unsolicited takeover attempts, the Authorized Common Stock Increase may limit the opportunity for our stockholders to dispose of their shares at the higher price generally available in takeover attempts or that may be available under a merger proposal.

We have not proposed the Authorized Common Stock Increase with the intention of using the additional authorized shares for anti-takeover purposes, but we would be able to use the additional shares to oppose a hostile takeover attempt or delay or prevent changes in control or management of Heat. For example, without further stockholder approval, the Board of Directors could authorize the sale of shares of common stock in a private transaction to purchasers who would oppose a takeover or favor our current Board of Directors. Although the Authorized Common Stock Increase has been prompted by business and financial considerations and not by the threat of any known or threatened hostile takeover attempt, stockholders should be aware that the effect of the Authorized Common Stock Increase could facilitate future attempts by us to oppose changes in control of our Company and perpetuate our management, including transactions in which the stockholders might otherwise receive a premium for their shares over then current market prices. We cannot provide assurances that any such transactions will be consummated on favorable terms or at all, that they will enhance stockholder value, or that they will not adversely affect our business or the trading price of the common stock.

Vote Required to Approve Amendment of our Restated Certificate of Incorporation

Approval of the amendment to our Restated Certificate of Incorporation included as set forth in the certificate of amendment attached as Appendix B requires an affirmative vote of a majority of the shares of common stock outstanding as of the record date. Abstentions and broker non-votes will have the same effect as “AGAINST” votes. Approval by our stockholders of the Reverse Stock Split is not conditioned upon approval by our stockholders of the Authorized Common Stock Increase; conversely, approval by our stockholder of the Authorized Common Stock Increase is not conditioned upon approval by our stockholders of the Reverse Stock Split; however, if the stockholders should approve the Reverse Stock Split and the Board of Directors should implement the Reverse Stock Split, the number of shares of common stock authorized but unissued after implementing the Reverse Stock Split may impact the decision as to whether or not to effect the Authorized Common Stock Increase since effecting the Reverse Stock Split will provide for additional shares of unissued authorized common stock.

Recommendation

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE FOR APPROVAL OF THE AUTHORIZED COMMON STOCK INCREASE.

PROPOSAL 3

APPROVAL OF AN AMENDMENT TO OUR THIRD AMENDED AND RESTATED CERTIFICATE OF INCORPORATION, AS AMENDED, TO ALLOW THE BOARD TO AUTHORIZE THE ISSUANCE (AND SET THE TERMS) OF UNDESIGNATED PREFERRED STOCK

The Board of Directors has adopted a resolution approving and recommending to our stockholders for their approval, a proposed amendment to the Restated Certificate of Incorporation to include a “blank check” provision to allow the Board of Directors, without further stockholder approval, to authorize the issuance (including setting the terms) of the Company’s authorized but undesignated shares of preferred stock. As of the Record Date, Heat had a total of 10,000,000 authorized shares of preferred stock consisting of 112,500 shares of Series 1 Preferred Stock, 2,000,000 shares of Series A Preferred Stock, 4,100,000 shares of Series B-1 Preferred Stock and 2,000,000 shares of Series B-2 Preferred Stock. The remaining 1,787,500 shares of authorized but not designated preferred stock may only be issued upon approval of our stockholders. The proposed amendment would insert a so called “blank check” provision which would allow the Board of Directors to authorize the issuance (including setting the terms) of undesignated shares without stockholder approval.

The effect of the adoption of Proposal 3 would be to grant the Board of Directors the authority to issue shares of preferred stock in one or more series, with such rights, powers, preferences and designations, as it deems necessary or advisable without any additional action by Heat’s stockholders, unless otherwise required by law or by the rules and policies of Nasdaq or any other quotation system or exchange upon which the shares of commons stock of Heat are listed and trade. With regard to such proposed blank check preferred stock, the Board of Director’s authority to determine the terms of any such shares of preferred stock would include, but not be limited to: (i) the designation of each class or series and the number of shares that will constitute each such class or series; (ii) the dividend rate, if any, for each class or series; (iii) the price at which, and the terms and conditions on which, the shares of each class or series may be redeemed, if such shares are redeemable; (iv) the terms and conditions, if any, upon which shares of each class or series may be converted into shares of other classes or series of shares of Heat, or other securities, if such shares are convertible; and (v) the voting rights for each class or series. Shares of preferred stock that are issued by Heat and subsequently redeemed or converted into another security of Heat would, subject to limited exceptions, be available to be reissued by Heat, and the Board of Directors may set the terms of the reissued shares as they deem appropriate, in the same manner, and subject to the same limitations, as the authorized preferred shares permit.

The Board of Directors has no definitive plans, proposals or arrangements to issue any shares of blank check preferred stock. The Board of Directors believes, however, that approval of Proposal 3 will provide the flexibility to take advantage of opportunities as they arise and will improve Heat’s ability to attract investment capital as various series of preferred stock may be customized to meet the needs or any particular transactions or market conditions.

The Board of Directors has adopted a resolution seeking authorization from Heat’s stockholders to amend our Restated Certificate of Incorporation to the Board of Directors, without further stockholder approval, to authorize the issuance (including setting the terms) of the 1,787,500 authorized but undesignated shares of preferred stock of the Company. To the extent our Restated Certificate of Incorporation is amended in the future to delete provisions related to the Series 1 Preferred Stock, the Series A Preferred Stock, the Series B-1 Preferred Stock and the Series B-2 Preferred Stock (none of which is outstanding), the 8,212,500 currently designated shares of Preferred Stock would be subject to the “blank check” provision. Heat will file an amendment to our Restated Certificate of Incorporation, as set forth in Appendix C, with the Secretary of State of Delaware that will provide that the Board shall have the ability issue shares of preferred stock in one or more series, with such rights, preferences and designations, as it deems necessary or advisable without any additional action by Heat’s stockholders.

Certain Disadvantages of the Preferred Stock Authorization

If Proposal 3 is approved, the availability of undesignated blank check preferred stock may have certain negative effects on the rights of holders of the common stock. The actual effect of the issuance of any shares of preferred stock upon the rights of holders of common stock cannot be stated until the Board of Directors determines the specific rights of the holders of such preferred stock. With regard to any proposed new class of blank check preferred stock, the Board of Director’s authority to determine the terms of any such shares of preferred stock would include, but not be limited to: (i) the designation of each class or series and the number of shares that will constitute each such class or series; (ii) the dividend rate, if any, for each class or series; (iii) the price at which, and the terms and conditions on which, the shares of each class or series may be redeemed, if such shares are redeemable; (iv) the terms and conditions, if any, upon which shares of each class or series may be converted into shares of other classes or series of shares of Heat, or other securities, if such shares are convertible; and (v) the voting rights for each class or series. The proposed amendment will permit the Board of Directors, without future stockholder approval, to issue preferred stock with dividend, liquidation, conversion, voting or other rights, which are superior to and could adversely affect the voting power or other rights of the holders of our common stock. Specifically, Heat will be in a position to issue securities which would grant to the holders thereof, preferences or priorities over the holders of common stock with respect to, among other things, liquidation, dividends and voting. This could result in holders of common stock receiving less in the event of a liquidation, dissolution or other winding up of Heat, reduce the amount of funds, if any, available for dividends on common stock, and dilute the voting power of the holders of our common stock.

Shares of preferred stock that are issued by Heat and subsequently redeemed or converted into another security of Heat would, subject to limited exceptions, be available to be reissued by Heat and the Board of Directors may set the terms of the reissued shares as they deem appropriate, in the same manner, and subject to the same limitations, as the authorized preferred shares permit.

Principal Effects of the Preferred Stock Authorization

If our stockholders approve this Proposal 3 authorizing the Preferred Stock Authorization, the Preferred Stock Authorization would effectively enable Heat to utilize such shares for general corporate purposes, including, without limitation, capital raising, merger and acquisition opportunities, the issuance of stock dividends or stock splits, and other general corporate purposes. The Preferred Stock Authorization, in and of itself, will not affect any stockholder’s percentage ownership interests in our company. We will continue to be subject to the periodic reporting requirements of the Exchange Act.

Procedure for Effecting the Preferred Stock Authorization

In order to effect the Preferred Stock Authorization, we will file an amendment to our Restated Certificate of Incorporation with the Secretary of State of Delaware to amend our existing Restated Certificate of Incorporation. The Preferred Stock Authorization will become effective at the time specified in the amendment. The text of the amendment to effect the Preferred Stock Authorization will be in the form set forth in the certificate of amendment attached hereto as Appendix C.

Anti-Takeover Effects

Release No. 34-15230 of the staff of the SEC requires disclosure and discussion of the effects of any proposal that may be used as an anti-takeover device. The blank check preferred stock could be used, under certain circumstances, as a method of discouraging, delaying or preventing a change in control of Heat. For example, the Board of Directors could designate and issue a series of preferred stock in an amount that sufficiently increases the number of outstanding shares to overcome a vote by the holders of the commons stock or with rights and preferences that include special voting rights to veto a change in control. The effect of such provisions could delay or frustrate a merger, tender offer or proxy contest, the removal of incumbent directors, or the assumption of control by stockholders. Please note that the creation of the blank check preferred stock has not been proposed by the Board of Directors for an anti-takeover related purpose and the Board of Directors has no knowledge of any current efforts to obtain control of Heat or to effect large accumulations of our voting stock.

Potential Consequences if Stockholder Approval is Obtained

This Proposal 3 would enable Heat to create and utilize the issuance of blank check preferred stock shares for general corporate purposes, including, without limitation, capital raising, merger and acquisition opportunities, the issuance of stock dividends or stock splits, and other general corporate purposes. The availability of undesignated blank check preferred stock may have certain negative effects on the rights of the holders of our common stock. The actual effect of the issuance of any shares of blank check preferred stock upon the rights of holders of common stock cannot be stated until the Board determines the specific rights of the holders of such blank check preferred stock.

Required Vote

Approval of the amendment to our Restated Certificate of Incorporation as set forth in the certificate of amendment included as Appendix C, for the purpose of authorizing the Board of Directors, without further stockholder approval, to issue (including setting the terms of) Heat’s authorized but undesignated shares of preferred stock of the Company, requires an affirmative vote of a majority of the commons stock outstanding as of the record date. Abstentions and broker non-votes will have the same effect as “AGAINST” votes.

Recommendation

THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE TO APPROVE THE AMENDMENT TO OUR RESTATED CERTIFICATE OF INCORPORATION TO ALLOW THE BOARD OF DIRECTORS TO AUTHORIZE TO THE ISSUANCE (AND SET THE TERMS) OF UNDESIGNATED PREFERRED STOCK.

PROPOSAL 4

APPROVAL OF AN AMENDMENT TO OUR 2018 STOCK INCENTIVE PLAN TO INCREASE THE NUMBER OF SHARES OF COMMON STOCK THAT WE WILL HAVE AUTHORITY TO GRANT UNDER THE PLAN BY AN ADDITIONAL 4,000,000 SHARES OF COMMON STOCK

On May 10, 2018, the Board of Directors adopted, and our stockholders subsequently approved on October 2, 2018, the Heat Biologics, Inc. 2018 Stock Incentive Plan under which we were authorized to grant up to 4,000,000 awards under the 2018 Plan (the “2018 Plan”). Amendment No. 1 to the 2018 Plan was adopted by the Board of Directors on May 21, 2019 and was subsequently approved by our stockholders on July 23, 2019. Amendment No. 1 to the 2018 Plan increased the number of shares of common stock that the Company had authority to grant under the 2018 Plan by an additional 4,000,000 shares of common stock, which meant that a maximum of 8,000,000 awards may be granted under the 2018 Plan. The Board of Directors has approved, subject to stockholder approval, Amendment No. 2 to the 2018 Plan to increase by an additional 4,000,000 the number of shares that may be granted under the 2018 Plan.

Amendment No. 1 to the 2018 Plan was deemed necessary by the Board since on May 10, 2018, there were 58,750 shares of common stock available for grant under the 2018 Plan and Amendment No. 2 to the 2018 Plan was deemed necessary by the Board since as of January 6, 2020, there were (i) 410,800 shares of common stock available for grant under the 2018 Plan and (ii) 6,859,264 shares of common stock subject to awards were outstanding under the 2018 Plan. In April 2017 the Board of Directors adopted and on June 29, 2017 at our 2017 Special Meeting of Stockholders, our stockholders approved our 2017 Stock Incentive Plan (the “2017 Plan”) under which we were authorized to grant 500,000 awards (5,000,000 on a pre-stock split basis) awards. In January 2014, the Board of Directors adopted, and on June 11, 2014 at our 2014 Special Meeting of Stockholders our stockholders approved our 2014 Stock Incentive Plan (the “2014 Plan”) under which, as subsequently amended, we were authorized to grant up to 300,000 awards (3,000,000 awards on a pre-stock split basis). As of January 6, 2020, we have outstanding an aggregate of 7,567,065 awards under the 2009 Plan, 2014 Plan, 2017 Plan and 2018 Plan and have available for grant an aggregate of 410,800 awards under the 2018 Plan which is the only plan under which we can currently grant awards.

In an effort to preserve cash and to attract, retain and motivate persons who make important contributions to our business, we would like to issue securities to our officers, directors and consultants. The 2018 Plan currently only has a limited number of shares of common stock available for issuance which number will be decreased if the reverse stock split is effected. Management believes that the number of shares of common stock currently available for issuance under the 2018 Plan is insufficient to meet its needs to provide for awards to the 2018 Plan participants for the next 12 months and insufficient in order to allow us the ability to compete successfully for talented employees and consultants.

The Board of Directors has approved, subject to stockholder approval, Amendment No. 2 to the 2018 Plan to increase by an additional 4,000,000 the number of shares that may be granted under the 2018 Plan. The amendment to our 2018 Plan will increase the number of shares of common stock with respect to which awards may be granted under the 2018 Plan from 8,000,000 shares of common stock to 12,000,000 shares of common stock which number will be proportionately reduced if the Reverse Stock Split is effected. If the amendment to the 2018 Plan is approved by our stockholders, the number of shares available for future awards will increase to 4,410,800 based on the number shares remaining available for grant under the 2018 Plan as of January 6, 2020. The closing price of our common stock on the Nasdaq on January 6, 2020 was $0.47 per share.

The principal provisions of the 2018 Plan, as amended, are summarized below and the proposed Amendment No. 2 to the 2018 Plan is attached hereto as Appendix D. The following discussion is qualified in its entirety by reference to the 2018 Plan.

Purpose of the 2018 Plan

The Board of Directors believes that the 2018 Plan is necessary for us to attract, retain and motivate our employees, directors and consultants through the grant of stock options, stock appreciation rights, restricted stock, restricted stock units and other equity-based or equity-related awards. The Company believes the 2018 Plan is best designed to provide the proper incentives for our employees, directors and consultants, ensures our ability to make performance-based awards, and meets the requirements of applicable law. There are currently 34 individuals that would be eligible to participate in the 2018 Plan, of which six are directors or executive officers and 28 are employees and consultants.

We manage our long-term stockholder dilution by limiting the number of equity incentive awards granted annually. The Board of Directors monitors our annual stock award Burn Rate, Dilution and Overhang (each as defined below), among other factors, in its efforts to maximize stockholders’ value by granting what, in the Board of Directors’ judgment, are the appropriate number of equity incentive awards necessary to attract, reward, and retain employees, consultants and directors. The table below illustrates our Burn Rate, Dilution, and Overhang for the past three fiscal years with details of each calculation noted below the table.

	2019	2018	2017
Burn Rate (1)	16%	2%	6%
Dilution (2)	19%	12%	20%
Overhang (3)	11%	11%	6%

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(1)	Burn Rate is (number of shares subject to equity awards granted during a fiscal year)/weighted average common shares outstanding for that fiscal year.
(2)

Dilution is (number of shares subject to equity awards + the number of shares available for future awards at the end of a fiscal year)/(number of shares outstanding at the end of the fiscal year + number of share subject to equity awards + number of shares available for future awards).

(3)

Overhang is (number of shares subject to equity awards at the end of a fiscal year)/(number of shares outstanding at the end of the fiscal year + number of shares subject to equity awards + number of shares available for future awards).

Administration

The 2018 Plan generally is administered by the Compensation Committee of the Board of Directors. The administrator of the 2018 Plan will have full authority to establish rules and regulations for the proper administration of the 2018 Plan, to select the employees, directors and consultants to whom awards are granted, and to set the date of grant, the type of award and the other terms and conditions of the awards, consistent with the terms of the 2018 Plan. The administrator of the 2018 Plan may modify outstanding awards as provided in the 2018 Plan.

Limitation on Awards and Shares Available

As of January 6, 2020, there are 410,800 shares of our common stock available for grants that may be made under the 2018 Plan which number will be adjusted if the Reverse Stock Split is effected.

Eligibility

Persons eligible to participate in the 2018 Plan include all our employees, directors and consultants.

Awards

The 2018 Plan provides for the grant of: (i) incentive stock options; (ii) nonqualified stock options; (iii) stock appreciation rights; (iv) restricted stock; (v) restricted stock units; and (vi) other stock-based awards to eligible individuals. The terms of the awards will be set forth in an award agreement, consistent with the terms of the 2018 Plan. No stock option will be exercisable later than ten years after the date it is granted.

The 2018 Plan administrator is authorized to grant awards intended to qualify as “performance-based compensation” under Section 162(m) of the Internal Revenue Code of 1986, as amended (the “Code”).

Stock Options. The 2018 Plan administrator may grant incentive stock options as defined in Section 422 of the Code and nonqualified stock options. Options shall be exercisable for such prices, shall expire at such times, and shall have such other terms and conditions as the 2018 Plan administrator may determine at the time of grant and as set forth in the award agreement; however, the exercise price must be at least equal to 100% of the fair market value at the date of grant. The option price is payable in cash or other consideration acceptable to the Company.

Stock Appreciation Rights. The 2018 Plan administrator may grant stock appreciation rights with such terms and conditions as the administrator may determine at the time of grant and as set forth in the award agreement. The grant price of a stock appreciation right shall be determined by the administrator and shall be specified in the award agreement; however, the grant price must be at least equal to 100% of the fair market value of a share on the date of grant. Stock appreciation rights may be exercised upon such terms and conditions as are imposed by the 2018 Plan administrator and as set forth in the stock appreciation right award agreement.

Restricted Stock. Restricted stock may be granted in such amounts and subject to the terms and conditions as determined by the 2018 Plan administrator at the time of grant and as set forth in the award agreement. The administrator may impose performance goals for restricted stock. The administrator may authorize the payment of dividends on the restricted stock during the restricted period.

Restricted Stock Units. The 2018 Plan administrator may grant restricted stock units in such amounts and subject to the terms and conditions as determined by the 2018 Plan administrator at the time of grant. Restricted stock units may be awarded independently of or in connection with any other award under the 2018 Plan.

Other Awards. The 2018 Plan administrator may grant other types of equity-based or equity-related awards not otherwise described by the terms of the 2018 Plan, in such amounts and subject to such terms and conditions, as the administrator shall determine. Such awards may be based upon attainment of performance goals established by the administrator and may involve the transfer of actual shares to participants, or payment in cash or otherwise of amounts based on the value of shares.

Adjustments Upon Changes in Stock

In the event of any change in the number of shares of common stock outstanding by reason of any stock dividend or split, reverse stock split, recapitalization, merger, consolidation, combination or exchange of shares or similar corporate change, the maximum number of shares of the common stock with respect to which the 2018 Plan administrator may grant awards under the 2018 Plan and the individual annual limit described in the 2018 Plan, shall be appropriately adjusted by the 2018 Plan administrator. In the event of any change in the number of shares of the common stock outstanding by reason of any other event or transaction, the 2018 Plan administrator may, but need not, make such adjustments in the number and class of shares of the common stock with respect to which awards: (i) may be granted under the 2018 Plan and (ii) granted to any one employee of the Company or a subsidiary during any one calendar year, in each case as the 2018 Plan administrator may deem appropriate, unless such adjustment would cause any award that is subject to 409A of the Code to fail to comply with that section.

Change in Control

Unless otherwise determined in an award agreement, the 2018 Plan provides that in the event of a Change in Control (as defined in the 2018 Plan):

•

With respect to each outstanding award that is assumed or substituted in connection with a Change in Control, in the event of a termination of a participant’s employment or service by the Company without Cause (as defined in the 2018 Plan) during the 24-month period following such Change in Control, on the date of such termination (i) such award shall become fully vested and, if applicable, exercisable, (ii) the restrictions, payment conditions, and forfeiture conditions applicable to any such award granted shall lapse, and (iii) any performance conditions imposed with respect to awards shall be deemed to be fully achieved at target levels.

•

With respect to each outstanding award that is not assumed or substituted in connection with a Change in Control, immediately upon the occurrence of the Change in Control, (i) such award shall become fully vested and, if applicable, exercisable, (ii) the restrictions, payment conditions, and forfeiture conditions applicable to any such award granted shall lapse, and (iii) any performance conditions imposed with respect to awards shall be deemed to be fully achieved at target levels.

The 2018 Plan also provides that notwithstanding any other provision of the 2018 Plan: (i) in the event of a Change in Control, except as would otherwise result in adverse tax consequences under Section 409A of the Code, the Board may, in its sole discretion, provide that each award shall, immediately upon the occurrence of a Change in Control, be cancelled in exchange for a payment in cash or securities in an amount equal to (x) the excess of the consideration paid per share in the Change in Control over the exercise or purchase price (if any) per share subject to the award multiplied by (y) the number of shares granted under the award and (ii) with respect to any award that constitutes a deferral of compensation subject to Section 409A of the Code, in the event of a Change in Control that does not constitute a change in the ownership or effective control of the Company or in the ownership of a substantial portion of the assets of the Company under Section 409A(a)(2)(A)(v) of the Code and regulations thereunder, such award shall be settled in accordance with its original terms or at such earlier time as permitted by Section 409A of the Code.

Amendment and Termination

The Board of Directors may amend the 2018 Plan at any time, subject to stockholder approval to the extent required by applicable law or regulation or the listing standards of the Nasdaq or any other market or stock exchange on which the common stock is at the time primarily traded.

The Board of Directors may terminate the 2018 Plan at any time. Unless sooner terminated by the Board, the 2018 Plan will terminate on the close of business on May 10, 2028, ten years from the original effective date.

Miscellaneous

The 2018 Plan also contains provisions with respect to payment of exercise prices, vesting and expiration of awards, treatment of awards upon the sale of the Company, transferability of awards, and tax withholding requirements. Various other terms, conditions, and limitations apply, as further described in the 2018 Plan.

Federal Income Tax Consequences

The following is a brief description of the principal federal income tax consequences, as of the date of this proxy statement, associated with the grant of awards under the 2018 Plan. This summary is based on our understanding of present United States federal income tax law and regulations. The summary does not purport to be complete or applicable to every specific situation. Furthermore, the following discussion does not address foreign, state or local tax consequences.

Options

Grant. There is generally no United States federal income tax consequence to the participant solely by reason of the grant of incentive stock options or nonqualified stock options under the 2018 Plan, assuming the exercise price of the option is not less than the fair market value of the shares on the date of grant.

Exercise. The exercise of an incentive stock option is not a taxable event for regular federal income tax purposes if certain requirements are satisfied, including the requirement that the participant generally must exercise the incentive stock option no later than three months following the termination of the participant’s employment with us. However, such exercise may give rise to alternative minimum tax liability (see “Alternative Minimum Tax” below). Upon the exercise of a nonqualified stock option, the participant will generally recognize ordinary income in an amount equal to the excess of the fair market value of the shares at the time of exercise over the amount paid by the participant as the exercise price. The ordinary income recognized in connection with the exercise by a participant of a nonqualified stock option will be subject to both wage and employment tax withholding, and we generally will be entitled to a corresponding deduction.

The participant’s tax basis in the shares acquired pursuant to the exercise of an option will be the amount paid upon exercise plus, in the case of a nonqualified stock option, the amount of ordinary income, if any, recognized by the participant upon exercise thereof.

Qualifying Disposition. If a participant disposes of shares of our common stock acquired upon exercise of an incentive stock option in a taxable transaction, and such disposition occurs more than two years from the date on which the option was granted and more than one year after the date on which the shares were transferred to the participant pursuant to the exercise of the incentive stock option, the participant will realize long-term capital gain or loss equal to the difference between the amount realized upon such disposition and the participant’s adjusted basis in such shares (generally the option exercise price).

Disqualifying Disposition. If the participant disposes of shares of our common stock acquired upon the exercise of an incentive stock option (other than in certain tax free transactions) within two years from the date on which the incentive stock option was granted or within one year after the transfer of shares to the participant pursuant to the exercise of the incentive stock option, at the time of disposition the participant will generally recognize ordinary income equal to the lesser of: (i) the excess of each such share’s fair market value on the date of exercise over the exercise price paid by the participant or (ii) the participant’s actual gain. If the total amount realized on a taxable disposition (including return on capital and capital gain) exceeds the fair market value on the date of exercise of the shares of our common stock purchased by the participant under the option, the participant will recognize a capital gain in the amount of the excess. If the participant incurs a loss on the disposition (the total amount realized is less than the exercise price paid by the participant), the loss will be a capital loss.

Other Disposition. If a participant disposes of shares of our common stock acquired upon exercise of a nonqualified stock option in a taxable transaction, the participant will recognize capital gain or loss in an amount equal to the difference between the participant’s basis (as discussed above) in the shares sold and the total amount realized upon disposition. Any such capital gain or loss (and any capital gain or loss recognized on a disqualifying disposition of shares of our common stock acquired upon exercise of incentive stock options as discussed above) will be short-term or long-term depending on whether the shares of our common stock were held for more than one year from the date such shares were transferred to the participant.

Alternative Minimum Tax. Alternative minimum tax is payable if and to the extent the amount thereof exceeds the amount of the taxpayer’s regular tax liability, and any alternative minimum tax paid generally may be credited against future regular tax liability (but not future alternative minimum tax liability).

Alternative minimum tax applies to alternative minimum taxable income. Generally, regular taxable income as adjusted for tax preferences and other items is treated differently under the alternative minimum tax.

For alternative minimum tax purposes, the spread upon exercise of an incentive stock option (but not a nonqualified stock option) will be included in alternative minimum taxable income, and the taxpayer will receive a tax basis equal to the fair market value of the shares of our common stock at such time for subsequent alternative minimum tax purposes. However, if the participant disposes of the incentive stock option shares in the year of exercise, the alternative minimum tax income cannot exceed the gain recognized for regular tax purposes, provided that the disposition meets certain third party requirements for limiting the gain on a disqualifying disposition. If there is a disqualifying disposition in a year other than the year of exercise, the income on the disqualifying disposition is not considered alternative minimum taxable income.

There are no federal income tax consequences to us by reason of the grant of incentive stock options or nonqualified stock options or the exercise of an incentive stock option (other than disqualifying dispositions). At the time the participant recognizes ordinary income from the exercise of a nonqualified stock option, we will be entitled to a federal income tax deduction in the amount of the ordinary income so recognized (as described above), provided that we satisfy our reporting obligations described below. To the extent the participant recognizes ordinary income by reason of a disqualifying disposition of the stock acquired upon exercise of an incentive stock option, and subject to the requirement of reasonableness, the provisions of Section 162(m) of the Code and the satisfaction of a tax reporting obligation, we generally will be entitled to a corresponding deduction in the year in which the disposition occurs. We are required to report to the Internal Revenue Service any ordinary income recognized by any participant by reason of the exercise of a nonqualified stock option. We are required to withhold income and employment taxes (and pay the employer’s share of the employment taxes) with respect to ordinary income recognized by the participant upon exercise of nonqualified stock options.

Stock Appreciation Rights

There are generally no tax consequences to the participant or us by reason of the grant of stock appreciation rights. In general, upon exercise of a stock appreciation rights award, the participant will recognize taxable ordinary income equal to the excess of the stock’s fair market value on the date of exercise over the stock appreciation rights’ base price, or the amount payable. Generally, with respect to employees, the Company is required to withhold from regular wages or supplemental wage payments an amount based on the ordinary income recognized. Subject to the requirement of reasonableness, the provisions of Section 162(m) of the Code and the satisfaction of a tax reporting obligation, the Company generally will be entitled to a business expense deduction equal to the taxable ordinary income realized by the participant.

Restricted Stock

Unless a participant makes a Section 83(b) election, as described below, with respect to restricted stock granted under the 2018 Plan, a participant receiving such an award will not recognize U.S. taxable ordinary income and we will not be allowed a deduction at the time such award is granted. While an award remains unvested or otherwise subject to a substantial risk of forfeiture, a participant will recognize compensation income equal to the amount of any dividends received and we will be allowed a deduction in a like amount. When an award vests or otherwise ceases to be subject to a substantial risk of forfeiture, the excess of the fair market value of the award on the date of vesting or the cessation of the substantial risk of forfeiture over the amount paid, if any, by the participant for the award will be ordinary income to the participant and will be claimed as a deduction for federal income tax purposes by us. Upon disposition of the shares received, the gain or loss recognized by the participant will be treated as capital gain or loss, and the capital gain or loss will be short-term or long-term depending upon whether the participant held the shares for more than one year following the vesting or cessation of the substantial risk of forfeiture.

However, by filing a Section 83(b) election with the Internal Revenue Service within 30 days after the date of grant, a participant’s ordinary income and commencement of holding period and the deduction will be determined as of the date of grant. In such a case, the amount of ordinary income recognized by such a participant and deductible by us will be equal to the excess of the fair market value of the award as of the date of grant over the amount paid, if any, by the participant for the award. If such election is made and a participant thereafter forfeits his or her award, no refund or deduction will be allowed for the amount previously included in such participant’s income.

Generally, with respect to employees, we are required to withhold from regular wages or supplemental wage payments an amount based on the ordinary income recognized. Subject to the requirement of reasonableness, the provisions of Section 162(m) of the Code the satisfaction of a tax reporting obligation and any tax withholding condition, we generally will be entitled to a business expense deduction equal to the taxable ordinary income realized by the recipient. Upon disposition of stock, the recipient will recognize a capital gain or loss equal to the difference between the selling price and the sum of the amount paid for such stock, if any, plus any amount recognized as ordinary income upon acquisition (or vesting) of the stock. Such gain or loss will be long- or short-term depending on whether the stock was held for more than one year from the date ordinary income is measured.

New Plan Benefits

If Amendment No. 2 to the 2018 Plan is approved, we intend to issue shortly after such approval to employees (other than our Chief Executive Officer) and consultants options to purchase an aggregate of approximately 1,800,000 shares of common stock. As of the date of this proxy statement, we are unable to determine the dollar value of such grants since the dollar value will be determined based in part on the exercise price of the shares of common stock to be issued upon exercise of the options and the exercise price of the options will be based upon the closing price of our common stock on the date of issuance and therefore the dollar value cannot be calculated at this time.

Existing Plan Benefits

The following table sets forth information with respect to options, restricted stock units, restricted stock and other awards previously granted under the 2018 Plan.

Name and position	Number of shares subject to grant (#)	Number of Registered Stock Awards Granted	Number of Shares Underlying Options Granted
Jeffrey Wolf, Chief Executive Officer	4,480,000	3,680,000	800,000
William Ostrander, Vice President of Finance	75,000	—	75,000
Ann A. Rosar, Former Vice President of Finance	200,000	89,430	110,570
Jeff T. Hutchins, Ph.D., Chief Scientific Officer and Chief Operating Officer	500,000	143,140	356,860
John K.A. Prendergast, Ph.D.	700,000	700,000	—
John Monahan, Ph.D.	300,000	—	300,000
Edward B. Smith, III	300,000	—	300,000
All Current Executive Officers as a Group (3 persons)	5,255,000	3,912,570	1,342,430
All Directors as a Group (3 persons)	1,300,000	700,000	600,000
All Non-Executive Officer Employees	1,279,200	246,609	1,032,591

EQUITY COMPENSATION PLAN INFORMATION

The following table contains information about our equity compensation plans as of December 31, 2019.

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted-average exercise price of outstanding options	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))
	(a)	(b)	(c)
Equity compensation plans approved by security holders
2009 Stock Incentive Plan (1)	47,267	$12.71	—
2014 Stock Incentive Plan	235,063	$16.85	30,729
2017 Stock Incentive Plan	393,570	$ 2.28	12,817
2018 Stock Incentive Plan (2)	2,472,736	$ 1.02	3,090,800
Equity compensation plans not approved by security holders	—	—	—
Total	3,148,636	$ 2.53	3,134,346

———————

(1)

The 2009 Stock Incentive Plan terminated, such that no further awards are available for issuance under this plan. Outstanding awards under this plan continue in accordance with the respective terms of such grants.

(2)

Represents options to purchase shares of our common stock. On January 1, 2019, we granted an aggregate of 1,579,179 shares of restricted stock to employees and a director, which are not included in column (a) above and are excluded from the number of shares available for future issuance in column (c) above. On December 30, 2019, we granted 900,000 shares of restricted stock which are not included in column (a) above and are excluded from the number of shares available for future issuance in column (c) above. Subsequent to December 31, 2019, we issued: (i) Jeffrey Wolf 1,980,000 restricted stock awards, respectively, that vested 50% on the grant date, with the remaining shares of restricted stock vesting 30% on the first anniversary of the grant date, 10% on the second anniversary of the grant date, and the remaining 10% vesting on the third anniversary of the grant date, (ii) John K.A. Prendergast, our lead independent director 400,000 restricted stock awards, respectively, that vested 50% on the grant date, with the remaining shares of restricted stock vesting 30% on the first anniversary of the grant date, 10% on the second anniversary of the grant date, and the remaining 10% vesting on the third anniversary of the grant date; and (iii) stock option to purchase 150,000 shares of common stock to each of John Monahan and Edward B. Smith, III vesting 50% on the grant date, with the remaining shares vesting 30% on the first anniversary of the grant date, 10% on the second anniversary of the grant date, and the remaining 10% vesting on the third anniversary of the grant date.

Required Vote

Approval of an increase in the number of shares of common stock that may be granted under our 2018 Stock Incentive Plan, requires an affirmative vote of a majority of the votes cast at the 2020 Special Meeting. Abstentions and broker non-votes are not votes cast and therefore will not effect the outcome of this proposal.

Recommendation

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE FOR THE AMENDMENT TO OUR 2018 STOCK INCENTIVE PLAN TO INCREASE THE NUMBER OF SHARES OF COMMON STOCK AVAILABLE THAT WE WILL HAVE AUTHORITY TO GRANT.

PROPOSAL 5

ADJOURNMENT OF THE 2020 SPECIAL MEETING OF STOCKHOLDERS, IF NECESSARY, TO SOLICIT ADDITIONAL PROXIES IF THERE ARE INSUFFICIENT VOTES IN FAVOR OF PROPOSAL 1, PROPOSAL 2 OR PROPOSAL 4

Adjournment to Solicit Additional Proxies

If we fail to receive a sufficient number of votes to approve any of Proposal 1 (an amendment to the Restated Certificate of Incorporation to effect the Reverse Stock Split), Proposal 2 (an amendment to the Restated Certificate of Incorporation to effect the Authorized Common Stock Increase), Proposal 3 (an amendment to the Restated Certificate of Incorporation to authorize of blank check preferred stock), and/or Proposal 4 (approval of the 2018 Plan Increase) we may propose to adjourn the 2020 Special Meeting, if the Board of Directors determines it to be necessary or appropriate for the purpose of soliciting additional proxies to approve Proposal 1, Proposal 2, Proposal 3 and/or Proposal 4. We currently do not intend to propose adjournment of the 2020 Special Meeting, if there are sufficient votes in favor of each of Proposal 1, Proposal 2, Proposal 3 or Proposal 4. If our stockholders approve this proposal, we could adjourn the 2020 Special Meeting and any adjourned session of the 2020 Special Meeting and use the additional time to solicit additional proxies, including the solicitation of proxies from our stockholders that have previously voted. Among other things, approval of this proposal could mean that, even if we had received proxies representing a sufficient number of votes to defeat Proposal 1, Proposal 2, Proposal 3 or Proposal 4, we could adjourn the 2020 Special Meeting without a vote on such proposal and seek to convince our stockholders to change their votes in favor of such proposal.

If it is necessary or appropriate (as determined in good faith by the Board of Directors) to adjourn the 2020 Special Meeting, no notice of the adjourned meeting is required to be given to our stockholders under Delaware law, other than an announcement at the 2020 Special Meeting of the time and place to which the 2020 Special Meeting is adjourned, so long as the meeting is adjourned for 30 days or less and no new record date is fixed for the adjourned meeting. At the adjourned meeting, we may transact any business which might have been transacted at the original meeting.

Required Vote

Approval of the Adjournment requires an affirmative vote of a majority of the votes cast at the 2020 Special Meeting. Abstentions and broker non-votes are not votes cast and therefore will not effect the outcome of this proposal.

Recommendation

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE “FOR” PROPOSAL 5 THE ADJOURNMENT OF THE 2020 SPECIAL MEETING, IF THE BOARD DETERMINES IT TO BE NECESSARY OR APPROPRIATE, TO SOLICIT ADDITIONAL PROXIES IF THERE ARE NOT SUFFICIENT VOTES IN FAVOR OF PROPOSAL 1, PROPOSAL 2, PROPOSAL 3 AND/OR PROPOSAL 4.

OTHER MATTERS

The Board of Directors knows of no other business that will be presented to the 2020 Special Meeting. If any other business is properly brought before the 2020 Special Meeting, proxies will be voted in accordance with the judgment of the persons named therein.

EXECUTIVE COMPENSATION

NARRATIVE DISCLOSURE TO SUMMARY COMPENSATION TABLE

All share numbers in the discussion below and in the following tables have been adjusted for the one-for-ten reverse stock split effective January 19, 2018.

Overview of Our Compensation Program

A. Philosophy and Objectives

Our primary objective with respect to executive compensation is to design compensation programs that will align executives’ compensation with our overall business strategies for the creation of stockholder value and attract, motivate and retain highly qualified executives.

Our executive compensation program is based on the following philosophies and objectives:

•

Compensation Should Align with Stockholders’ Interests —  Our Compensation Committee and our Board of Directors (the “Board”) believe that executives’ interests should be aligned with those of the stockholders. Executives are granted restricted stock and stock options so that their total compensation is tied directly to the value realized by our stockholders. Executive bonuses are tied directly company strategy and operational execution which contributes to our success as a whole.

•

Compensation is Competitive —  The Compensation Committee and Board seek to provide a total compensation package that attracts, motivates and retains the executive talent that we need in order to maximize the return to stockholders and execute our operational and scientific strategy. To accomplish this objective, executive compensation is reviewed annually to ensure that compensation levels are competitive and reasonable in relation to comparable companies with which we compete for talent.

•

Compensation Motivates and Rewards the Achievement of Goals —  Our executive compensation program is designed to appropriately reward both individual and collective performance that meets and exceeds our annual and long-term strategic and operational goals. To accomplish this objective, a substantial percentage of total compensation is variable, “at risk”, both through annual incentive compensation and the granting of long-term incentive awards.

We seek to achieve these objectives through three key primary compensation elements:

•

a base salary;

•

a performance-based annual cash incentive (i.e., annual cash incentive compensation); and

•

  long term equity awards.

In order to enhance the Compensation Committee’ s ability to carry out its responsibilities effectively, as well as maintain strong links between executive pay and performance, the Compensation Committee reviews compensation information for each named executive officer (as defined below), which includes the following information:

•

the annual compensation and benefit values that are being offered to each executive;

•

the value of all outstanding equity awards; and

•

 discussions with our Chairman, Chief Executive Officer and other senior management in connection with compensation matters, as well as compensation consultants and other advisors from time to time.

B. Compensation Administration

Roles and Responsibilities of Compensation Committee

The primary purpose of the Compensation Committee is to conduct reviews of our general executive compensation policies and strategies and oversee and evaluate our overall compensation structure and programs. The Compensation Committee seeks to confirm that total compensation paid to our named executive officers during the year ended December 31, 2019, was reasonable and competitive. Our Named Executive Officers for the year ended December 31, 2019 were as follows: Jeffrey Wolf, our Chief Executive Officer, Jeff T. Hutchins, our Chief Scientific Officer/Chief Operating Officer, William Ostrander, our Vice President of Finance and Ann Rosar and Robert Jakobs, each our Former Vice Presidents of Finance (collectively, our “named executive officers”). Responsibilities of the Compensation Committee include, but are not limited to:

•

Establishing on an annual basis performance goals and objectives for purposes of determining the compensation of our Chief Executive Officer and other senior executive officers, evaluating the performance of such officers in light of those goals and objectives, and setting the compensation level for those officers based on this evaluation.

•

Recommending to the Board the compensation for independent Board members (including retainer, committee and committee chair’ s fees, stock options and components of compensation as appropriate).

•

Reviewing the competitive position of, and making recommendations to the Board with respect to, the cash-based and equity-based compensation plans and other programs relating to compensation and benefits.

•

Reviewing our financial performance and operations as well as our major benefit plans.

•

Overseeing the administration of our stock option and other executive compensation plans, including recommending to the Board of Directors the granting of options and awards under the plans, and the approval or disapproval of the participation of individual employees in those plans.

•

Reviewing and approving for our Chief Executive Officer and other senior executive officers: (a) employment agreements; (b) severance agreements; (c) change in control agreements/provisions; and (d) any other material perquisites or other in-kind benefits.

Additional information regarding the Compensation Committee’s responsibilities is set forth in its charter, which is posted on our website at  www.heatbio.com ..

Use of Compensation Consultant

The Compensation Committee retained Korn Ferry, a nationally-recognized global human resources consulting firm, as its independent compensation advisor for 2018 and 2019. Korn Ferry principally provides analysis, advice and recommendations regarding named executive officer and non-employee director compensation as well as guidance and considerations on our long-term incentive program for all eligible employees including salary, bonus, benefits and equity awards for our executive officers and retainers, meeting fees and equity awards for our directors. Korn Ferry reports to the Chairman of the Compensation Committee and has direct access to the other members of the Compensation Committee. Korn Ferry does not provide any other services to the Company other than in its role as the Compensation Committee’s independent advisor. The Compensation Committee has evaluated Korn Ferry’s reports and, as they considered appropriate to achieve the best interests of the Company and its stockholders, implemented the recommendations.

The Compensation Committee considered whether Korn Ferry had any conflicts of interest in advising the Committee. In doing so, the Compensation Committee considered whether Korn Ferry had been providing services of any other nature to us; the amount of fees received from us by Korn Ferry; the policies and procedures adopted by Korn Ferry that have been designed to prevent conflicts of interest; whether any business or personal relationships existed between the consultants employed by Korn Ferry who worked on our matters and any member of the Compensation Committee; whether any business or personal relationship existed between such consultants and any of the our executive officers; and whether Korn Ferry or such consultants hold any of our common stock. Upon evaluating such considerations, the Committee found no conflicts of interest in Korn Ferry advising the Compensation Committee.

Role of the Chief Executive Officer

Our Chief Executive Officer, Mr. Wolf, makes recommendations to the Compensation Committee regarding the compensation of our other named executive officers. Mr. Wolf does not participate in any discussions or processes concerning his own compensation and participates in a non-voting capacity in discussions or processes concerning the compensation of our Principal Financial Officer and other members of management.

Compensation Committee Consideration of Shareholder Advisory Votes

At our annual meeting of stockholders held on July 23, 2019, we submitted the compensation of our named executive officers to our stockholders in a nonbinding vote. Our executive compensation program received the support of holders of approximately 84% of the shares that voted on this proposal at the meeting (including abstentions but excluding broker non-votes). At our annual meeting of stockholders held on July 23, 2019, our stockholders voted on an advisory basis with respect to the frequency of future advisory votes on executive compensation. Holders of a majority of the shares that voted on this proposal at the meeting (including abstentions but excluding broker non-votes) expressed their preference for an advisory vote every three years. Accordingly, we intend to hold an annual advisory vote on executive compensation at our annual meeting of stockholders in 2022.

C. Competitive Considerations

In making compensation decisions with respect to each element of compensation for our named executive officers, the Compensation Committee believes that it is important to be informed as to the competitive market practices at similarly-situated public companies. In setting 2019 and 2020 target total direct compensation levels for our named executive officers, the Compensation Committee relied in part on reports prepared by Korn Ferry in December 2018 and December 2019, respectively. In December 2019, Korn Ferry conducted a comprehensive assessment of our named executive officer pay program relative to a premier compensation survey which is specific to our size and industry and a peer group of 18 similarly-situated public companies focused on oncology at a similar clinical development stage, which included the following compensation elements: (1) base salary, (2) target annual incentives (bonuses), (3) target total cash compensation, (4) long-term incentives and (5) target total direct compensation. In addition, Korn Ferry also provided an analysis of our pay mix and long-term incentive program relative to peer group practices. Korn Ferry’s assessment included our Chief Executive Officer, our Vice President of Finance and our Chief Operating Officer/ Chief Scientific Officer. The Compensation Committee considered the competitive market pay data from both our publicly-traded peer group that was included in Korn Ferry’s analysis and relevant survey data which is specific to our size and industry. In December 2018, Korn Ferry also conducted a comprehensive assessment of our named executive officer pay program relative to a premier compensation survey which is specific to our size and industry and market data from 14 similarly-situated biotechnology, pharmaceuticals and biopharma companies. The Compensation Committee’s desired competitive positioning and its pay program decision-making (in terms of both compensation levels and overall mix of pay which is focused on variable or “at risk” compensation) is reflective of our pay for performance philosophy and provides alignment of executive and shareholder interests.

We believe that, given the industry in which we operate and our compensation philosophy and objectives, our approach to executive compensation is sufficient to retain our current executive officers and to hire new executive officers when and as required.

D. Components of Compensation

The allocation between cash and non-cash named executive officer compensation is influenced by  subjective and objective factors considered by the Compensation Committee and is intended to reflect the Compensation Committee’s determination of the appropriate compensation mix among base pay, annual cash incentives and long-term equity incentives for each named executive officers.

1. Base Salaries

We provide our named executive officers a base salary commensurate with their position, responsibilities and experience. In setting the base salary, the Compensation Committee considers the scope and accountability associated with each named executive officer’s position and such factors as performance and experience of each named executive officer. We design base pay to provide the essential reward for an employee’s work and are required to be competitive in attracting talent. Once base pay levels are initially determined, increases in base pay may be provided to recognize an employee’s specific performance achievements. The base salaries are targeted to be competitive with other similar biotechnology companies. Base salaries for the named executive officers are set by their respective employment contracts and are reviewed annually by the Compensation Committee. Our Chief Executive Officer, our Chief Scientific Officer/Chief Operating Officer and our Vice President of Finance typically make performance assessments of our other employees throughout the year, and provide ongoing feedback to employees, provide resources and maximize individual and team performance levels. Based on the analysis provided to us by Korn Ferry and other comparative research performed by the Compensation Committee, the Compensation Committee was able to compare the base salary for the Chief Executive Officer, Chief Scientific Officer/Chief Operating Officer and our Vice President of Finance to those of the proxies of a peer group of 18 publicly traded companies competing within the same industry as the Company and at similar stages of clinical development and external survey published data. It was determined that our Chief Executive’s Officer’s, Chief Scientific Officer’s/Chief Operating Officer’s and Vice President of Finance’s 2019 base salary levels were within a competitive range of market relative to competitive market data and therefore only modest merit-related base salary increases were provided for 2019 and cost of living adjustments of 3% of base salary were provided for 2020. The 2019 and 2020 base salaries for our current named executive officers are as follows:

Named Executive Officer	Base Salary 2019	Base Salary 2020
Jeffrey Wolf, Chief Executive Officer	$427,579	$440,406

Jeff T. Hutchins, Ph.D. Chief Scientific Officer/ Chief Operating Officer	$343,375	$353,676

William Ostrander, Vice President of Finance	$220,000	$226,600

2. Bonuses

The Compensation Committee also makes recommendations to the full Board of Directors for determining bonuses. For the year ended December 31, 2019, the Compensation Committee awarded a $213,789 cash bonus for Jeffrey Wolf (50% of gross base salary), a $103,013 cash bonus for Jeff T. Hutchins, Ph.D. (30% of gross base salary) and a $11,677 cash bonus for William Ostrander (20% of gross base salary, pro-rated from the date of  his employment commencement on September 25, 2019.

On December 31, 2019, Mr. Wolf was also paid a gross up cash payment of $166,864 to cover the estimated taxes with respect to his restricted stock award that he received in December 2019, which was in addition to his annual cash bonus for 2019. On January 2, 2020, Mr. Wolf was also paid a gross up cash payment of $367,100 to cover the estimated taxes with respect to the restricted stock award he received in January 2020.

For the year ended December 31, 2018, the Compensation Committee approved a $208,575 cash bonus for Jeffrey Wolf (50% of pro-rated gross base salary), a $100,500 cash bonus for Jeff T. Hutchins, Ph.D. (30% of pro-rated gross base salary) and a $65,000 cash bonus for Ann Rosar (25% of pro-rated gross base salary). In addition, on January 1, 2019, the Board of Directors granted the following one-time supplemental cash bonuses to the executive officers for significant strategic and operational achievements in 2018: (i) Mr. Wolf a one-time supplemental cash bonus equal to $208,575; (ii) Dr. Hutchins a one-time supplemental cash bonus equal to $100,500; and (iii) Ann Rosar a one-time supplemental cash bonus equal to $65,000.

The employment agreement with Jeffrey Wolf that was in effect during 2019 and 2018 provided that he was eligible for a cash performance bonus of up to fifty percent (50%) of his base as well as an equity bonus in the sole discretion of the Board of Directors. Dr. Hutchins employment agreement was amended in January 2019 to increase his bonus such that he is eligible for a cash performance bonus of up to thirty percent (30%) of his base and as well as an equity bonus in the sole discretion of the Board of Directors, with the actual amount of any such bonus increased or decreased in the sole discretion of the Board of Directors. Mr. Ostrander’s offer letter  provides for an annual bonus of up to twenty percent (20%) of his base and as well as an equity bonus in the sole discretion of the Board of Directors, with the actual amount of any such bonus increased or decreased in the sole discretion of the Board of Directors. The Compensation Committee believes that the granting of a bonus is appropriate to motivate the named executive officers. The Compensation Committee focuses on individual performance, which enables the Compensation Committee to differentiate among executives and emphasize the link between personal performance and compensation. Although the Compensation Committee does not use any fixed formula in determining bonuses, it does link them to financial objectives of importance to it.

3. Long-Term Incentives

The Compensation Committee believes that a substantial portion of the named executive officer’s compensation should be awarded in equity-based compensation since equity-based compensation is directly linked to the interests of stockholders. The rationale for making equity awards was to use the awards to encourage retention and better align the interest of the named executive officers with the stockholders. The Compensation Committee has elected to grant a combination of stock options and restricted stock awards to the named executive officers and other key employees as the primary long-term incentive vehicles. In making this determination, the Compensation Committee considered a number of factors including: the accounting impact, potential value of restricted stock and stock option grants versus other equity instruments and cash incentives, and the alignment of equity participants with stockholders. In determining equity awards, the Compensation Committee focused on the pro-forma percent ownership as compared to executive officers in similar companies. In 2019 and 2020 the Board also considered each named executive officer’s prior long-term service and the fact that there was a lack of realizable value from their prior awards since substantially all of the prior awards were of significant low value and/or underwater. In addition, the Compensation Committee also sought to better align the Chief Executive Officer’s equity ownership interest in our company with that of other chief executive officers of similarly situated public companies. The Compensation Committee determined in December 2019 and January 2020 to grant restricted stock awards to the Chief Executive Officer.

In December 2019, Jeffrey Wolf was granted 900,000 restricted stock awards as part of his long-term incentive compensation for the year ended December 31, 2019. In addition, Jeffrey Wolf was granted 1,980,000 restricted stock awards in January 2020. The restricted stock awards will vest 50% immediately, 30% on the one-year anniversary of the grant date, 10% on the two-year anniversary grant date, and the remaining 10% on the three-year anniversary grant date. The restricted stock agreements with respect to the foregoing issuances of restricted stock, among other things, prohibit transfers of the restricted stock prior to the two-year anniversary of the grant date other than by will, laws of descent and distribution and in the event of death. In addition, sales or transfers made after the two year anniversary of the grant date are subject to the right of  the Company to buy back the stock at any time that the holder desires to sell the restricted stock at a price equal to the lower of the closing price per share and 32 times the closing price per share on the date of grant.

Due to the limited number of awards available for grant under the 2018 Plan, the Compensation Committee intends to grant option awards to employees, including Dr. Hutchins and Mr. Ostrander, upon receipt of stockholder approval of an increase in the number of awards available for grant under the 2018 Plan.

Each of Jeffrey Wolf, Jeff T. Hutchins, Ph.D. and Ann Rosar were granted options to purchase 800,000, 356,860 and 110,570 shares of common stock, respectively, in January 2019 as part of their annual long-term incentive compensation. In addition, Jeffrey Wolf, Jeff T. Hutchins, Ph.D. and Ann Rosar were issued 800,000, 143,140 and 89,430 restricted stock awards, respectively in January 2019, as part of their annual long-term incentive compensation. The stock options and restricted stock awards granted vest 50% immediately, 30% on the one-year anniversary of the grant date, 10% shall vest on the two-year anniversary grant date, and the remaining 10% shall vest on the three-year anniversary grant date. The stock options have a term of ten years. Mr. Ostrander was granted an option to purchase 75,000 shares of common stock on September 25, 2019, upon his commencement of employment, that vests pro rata over four years.

The Compensation Committee reviews the performance, potential burn rates and dilution levels to create an option pool that may be awarded to employee participants. Grants to the named executive officers were determined by the Compensation Committee after reviewing market data, including the reports and analysis discussed above and after considering each executive’s performance, role and responsibilities as well as consideration of specific issues related to voting of foreign shares.

The Compensation Committee does not seek to time equity grants to take advantage of information, either positive or negative, about our company that has not been publicly disclosed. Option grants are effective on the date the award determination is made by the Compensation Committee, and the exercise price of options is the closing market price of our common stock on the business day of the grant or, if the grant is made on a weekend or holiday, on the prior business day.

Former Vice President of Finance Compensation.

Ann Rosar served as our Vice President of Finance/ Controller from April 2016 until March 31, 2019. Prior to her resignation, she was compensated in accordance with her employment agreement and other benefits consistent with those provided to members of management. The details of the agreements relating to Ms. Rosar’s employment and her separation can be found under “Employment Agreements.” Ms. Rosar’s base salary for 2019 and 2018 was $266,500 and $260,000, respectively, and she was eligible for a discretionary performance bonus. Ms. Rosar did not receive a bonus for services performed for the year ended December 31, 2019 as she resigned in March 2019; however she did receive a $65,000 cash bonus performance for services performed during the year ended December 31, 2018, a $5,000 bonus in June 2018 plus a one-time supplemental cash bonus of $65,000 for services performed during the year ended December 31, 2018.

Robert Jakobs served as our Vice President of Finance/ Controller from April 1, 2019 until September 20, 2019. Prior to his resignation, he was compensated in accordance with his offer letter and other benefits consistent with those provided to members of management. The details of the agreement relating to Mr. Jakobs’ employment and his separation can be found under “Employment Agreements.” Ms. Jakobs base salary for 2019 was $220,000 and he was eligible for a discretionary performance bonus. Mr. Jakobs did not receive a bonus for services performed for the year ended December 31, 2019 as he resigned in September 2019.

Set forth below is the compensation paid or accrued to our named executive officers during the years ended December 31, 2019 and December 31, 2018 that exceeded $100,000.

Summary Compensation Table

Name and Principal Position	Year	Salary		Bonus		Stock Awards (12)		Options (12)	Other		Total
Jeffrey Wolf	2019	$427,579		$213,789	(1)	$848,000		$748,800	$166,864	(2)	$2,405,032
Chairman and Chief Executive Officer	2018	$417,150		$417,150	(3)	$160,785		$171,533	$—		$1,166,618

Jeff T. Hutchins, Ph.D.	2019	$343,375		$103,013		$151,728		$334,021	$—		$932,137
Chief Scientific Officer and Chief Operating officer	2018	$335,000		$201,000	(4)	$—		$85,386	$—		$621,386

Ann A. Rosar	2019	$88,833	(5)	$—		$47,398	(6)	$103,494	$10,250	(5)	$249,975
Former Vice President of Finance (5)	2018	$260,000		$135,000	(7)	$17,865		$19,060	$—		$431,925

Robert Jakobs	2019	$121,517	(8)	$—		$—		$—	$21,151	(9)	$142,668
Former Vice President of Finance (8)

William L. Ostrander	2019	$58,385	(10)	$11,677	(11)	$—		$36,225	$—		$106,287
Vice President of Finance (10)

———————

(1)

Mr. Wolf’s annual 2019 bonus of $213,789 was accrued in 2019 and paid in 2020.

(2)

A special bonus was paid in 2019 to cover the estimated taxes from the 900,000 restricted stock award granted on 12/30/19.

(3)

Mr. Wolf’s annual 2018 bonus of $208,575 was paid in 2018. The one-time supplemental cash bonus of $208,575 was accrued in 2018 and paid in 2019.

(4)

Dr. Hutchins’ annual 2018 bonus of $100,500 was paid in 2018. The one-time supplemental cash bonus of $100,500 was accrued in 2018 and paid in 2019.

(5)

Ms. Rosar resigned as our Vice President of Finance on March 31, 2019 and her last day of employment was April 30, 2019. Regular pay of $88,833 plus $10,250 for accrued vacation was paid out during 2019.

(6)

Represents the value of the restricted stock award, net of forfeiture related to the last day of employment, April 30, 2019.

(7)

Ms. Rosar’s annual 2018 bonus of $65,000 was paid in 2018. Ms. Rosar received a performance bonus of $5,000 in June 2018. The one-time supplemental cash bonus of $65,000 was accrued in 2018 and paid in 2019.

(8)

Mr. Jakobs last day of employment was September 20, 2019.

(9)

Mr. Jakobs was paid $18,333 in severance payments related to his separation agreement and $2,818 for accrued vacation.

(10)

Mr. Ostrander was appointed as our Vice President of Finance on September 25, 2019.

(11)

Mr. Ostrander’s annual bonus was prorated to $11,677 and was paid in 2019.

(12)

For all stock options and stock awards, the values reflect the aggregate grant date fair value computed in accordance with FASB ASC 718. For all stock options and awards granted in 2018, assumptions made in the calculation of these amounts are described in the footnotes of the Company’s audited consolidated financial statements, most recently filed for the years ended December 31, 2018. For all stock options and awards granted in 2019, the assumptions are described in Note 9 of the unaudited consolidated financial statements for the quarter ended September 30, 2019, as filed in Form 10-Q.

Outstanding Equity Awards at Fiscal Year-End (December 31, 2019)

	Option Awards					Stock Awards
Name and Principal Position	Number of securities underlying unexercised options/ exercisable		Number of securities underlying unexercised options/ unexercisable	Option exercise price	Option expiration date	Number of shares or units of stock that have not vested		Market value of shares or units of stock that have not vested
Jeffrey Wolf	10,000	(1)	—	$86.20	06/11/2024	—		—
Chairman and	1,251	(2)	—	$45.30	01/12/2025	—		—
Chief Executive Officer	9,406	(3)	—	$24.70	1/11/2025	—		—
	5,495	(4)	2,005	$8.60	12/30/2026	—		—
	9,128	(5)	3,373	$8.70	01/03/2027	6,250	(6)	$3,000	(6)
	28,544	(7)	31,016	$3.97	01/07/2028	20,250	(8)	$9,720	(8)
	400,000	(9)	400,000	$1.06	01/02/2029	400,000	(10)	$192,000	(10)
	—		—	$0.46	12/30/2029	450,000	(11)	$216,000	(11)

Jeff T. Hutchins, Ph.D.	14,583	(12)	5,417	$8.70	01/03/2027	—		—
Chief Scientific Officer and	6,458	(13)	3,542	$6.60	06/28/2027	—		—
Chief Operating Officer	14,206	(14)	15,442	$3.97	01/07/2028	—		—
	178,430	(15)	178,430	$1.06	01/02/2029	71,570	(16)	$34,354	(16)

Ann A. Rosar	1,000	(17)	—	$45.30	01/12/2025	—		—
Former Vice President of	489	(18)	—	$24.70	01/11/2026	—		—
Finance, Controller	1,500	(19)	—	$6.60	04/05/2026	—		—
and Secretary	3,791	(20)	—	$8.70	01/03/2027	—		—
	1,093	(21)	—	$6.60	06/28/2027	—		—
	1,930	(22)	—	$3.97	01/07/2028	—		—

William L. Ostrander	4,687	(23)	70,313	$0.52	09/25/2029	—		—
Vice President of Finance and Secretary

———————

(1)

All shares are fully vested as of January 2016.

(2)

All shares are fully vested as of December 2018.

(3)

All shares are fully vested as of December 2019.

(4)

Issued on December 30, 2016, these options vest over a four-year period and fully vested in January 2020.

(5)

Issued on January 3, 2017, these shares vest over a 46-month period and will be fully vested in January 2021.

(6)

Issued on January 3, 2017, 3,125 restricted stock units vested January 3, 2018; 3,125 restricted stock units vested January 3, 2019; 3,125 restricted stock units vest January 3, 2020, and 3,125 restricted stock units vest January 3, 2021. Market value based on closing price of the common stock of $0.48 on December 31, 2019.

(7)

Issued on January 7, 2018, these shares vest over a 46-month period and will be fully vested in January 2022.

(8)

Issued on January 7, 2018, 10,125 restricted stock units vested January 8, 2018; 10,125 vested January 8, 2019; 10,125 vest January 7, 2020; and 10,125 vest January 8, 2021. Amount represents the value of shares at December 31, 2019. Market value based on closing price of the common stock of $0.48 on December 31, 2019.

(9)

Issued on January 2, 2019, 400,000 shares vested on January 2, 2019, 240,000 shares vest January 2, 2020, 80,000 shares vest January 2, 2021, and 80,000 shares vest January 2, 2022.

(10)

Issued on January 2, 2019, 400,000 restricted stock units vested January 2, 2019; 240,000 vest January 2, 2020; 80,000 vest January 2, 2021; and 80,000 vest January 2, 2022. Market value based on closing price of the common stock of $0.48 on December 31, 2019.

(11)

Issued on December 30, 2019, 450,000 restricted stock units vested December 30, 2019; 270,000 vest December 30, 2020; 90,000 vest December 30, 2021; and 90,000 vest December 30, 2022. Market value based on closing price of the common stock of $0.48 on December 31, 2019.

(12)

Issued on January 3, 2017, these shares vest over a 46-month period and will be fully vested in January 2021.

(13)

Issued on June 28, 2017, these shares vest over a 46-month period and will be fully vested in May 2021.

(14)

Issued January 7, 2018, these shares vest over a 46-month period and will be fully vested in January 2022.

(15)

Issued on January 2, 2019, 178,430 shares vested on January 2, 2019, 107,058 shares vest January 2, 2020, 35,686 shares vest January 2, 2021, and 35,686 shares vest January 2, 2022.

(16)

Issued on January 2, 2019, 71,570 restricted stock units vested January 2, 2019; 42,942 vest January 2, 2020; 14,314 vest January 2, 2021; and 14,314 vest January 2, 2022. Market value based on closing price of the common stock of $0.48 on December 31, 2019.

(17)

All shares are fully vested as of January 2019.

(18)

All shares are fully vested as of January 2019.

(19)

All shares are fully vested as of January 2019.

(20)

All shares are fully vested as of January 2019.

(21)

All shares are fully vested as of January 2019.

(22)

All shares are fully vested as of January 2019.

(23)

Issued September 25, 2019, these shares vest over a 48-month period and will be fully vested in September 2023.

The chart above does not include the grant on January 2, 2020 of 1,980,000 restricted stock awards that were issued to Mr. Wolf  which vested 50% on grant date, 30% vest on the one year anniversary of the grant date, 10% vest on the two-year anniversary of the grant date, and the remaining 10% vest on the three-year anniversary of the grant date and expire (10) years from the date of the grant, unless terminated earlier.

2019 Director Compensation

Compensation of Directors

The following table sets forth information for the fiscal year ended December 31, 2019 regarding the compensation of our directors who at December 31, 2019 were not also named executive officers.

Name and Principal Position	Fees Earned or Paid in Cash(1)	Stock Awards(2)(3)	Option Awards(2)(3)	Other Compensation	Totals
John Monahan, PhD (3)	$ 61,500	—	$ 140,400	—	$ 201,900
John K. A. Prendergast, PhD (3)	$ 221,000	$ 318,000	—	—	$ 539,000
Edward B. Smith, III (3)	$ 72,500	—	$ 140,400	—	$ 212,900

———————

(1)

Represents director and committee fees paid for or accrued in 2019.

(2)

For stock awards, reflects the aggregate grant date fair value of restricted stock granted during the fiscal year calculated in accordance with FASB ASC Topic 718. For option awards, fair value of the options was calculated in accordance with FASB ASC 718, and the assumptions used are described in Note 9 to the Company’s unaudited consolidated financial statements included in our Form 10-Q for the quarter ended September 30, 2019, as filed.

(3)

As of December 31, 2019, the following table sets forth the number of aggregate outstanding stock awards held by each of our directors who were not also named executive officers:

Name	Aggregate Number of Stock Awards	Aggregate Number of Stock Options
John Monahan, Ph.D.	—	175,018
John K. A. Prendergast, Ph.D.	300,000	41,059
Edward B. Smith, III	—	174,257

Our Compensation Committee conducted an evaluation of the compensation of the members of our board of directors with assistance from Korn Ferry. As described in additional detail above under “Executive Compensation,” Korn Ferry is the Compensation Committee’s independent compensation advisor and was engaged to provide analysis, guidance and considerations pursuant to our director pay program. Based on Korn Ferry’s review last year, the Compensation Committee determined that the director pay program was consistent with competitive market practices (relative to Heat Biologic’s publicly-traded peer group at that time), aligned with our overall philosophy and approach to director pay and reflective of desired competitive positioning.  During the year ended December 31, 2019, and anticipated to remain the same for 2020, directors who are not employees receive an annual cash fee of $35,000 as well as a cash fee of $8,000 for service on the Audit Committee and $5,000 for service on each of the Compensation Committee and the Nominating and Governance Committee. In addition, the Chairman of each of the Audit, Compensation and Nominating and Governance Committees will each receive an additional cash fee of $12,500, $8,500 and $7,000, respectively. The lead independent director receives a monthly fee of $14,000 for his services as lead independent director.

The following stock option and awards are excluded from the above table. Due to the price of our common stock, it was determined that the equity portion of our director pay program was not consistent with competitive market practices (relative to Heat Biologic’s publicly-traded peer group at that time). Accordingly, on January 2, 2020, after consultation with Korn Ferry, Dr. Monahan and Mr. Smith received an option grant each to purchase 150,000 shares of our common stock vesting 50% immediately, 30% on the one-year anniversary of the grant date, 10% shall vest on the two-year anniversary grant date, and the remaining 10% shall vest on the three-year anniversary grant date. These stock option grants provided to Dr. Monahan and Mr. Smith will expire (10) years from the date of the grant, unless terminated earlier. For his services as lead independent director Dr. Prendergast received a grant of 400,000 restricted shares of common stock  vesting 50% immediately, 30% on the one-year anniversary of the grant date, 10% shall vest on the two-year anniversary of the grant date, and the remaining 10% shall vest on the three-year anniversary of the grant date.

Employment Agreements

On December 18, 2009, we entered into an employment agreement with Jeffrey Wolf to act as our Chief Executive Officer, which agreement was amended on November 22, 2011, and further amended on each of January 20, 2014, January 11, 2016, January 1, 2017 and January 2, 2020. Mr. Wolf receives an annual base salary of $440,406 per year. He also may receive, at the sole discretion of the board, an additional cash performance-based bonuses equal to up to 50% of his then outstanding base salary at the end of each year and a discretionary equity award, with the actual amount of his bonus to be increased or decreased in the sole discretion of the Board of Directors. In addition, he is to receive certain options to purchase 2% of our fully diluted equity at an exercise price equal to the then current market price if our stock is traded on a nationally recognized exchange or Nasdaq and our market capitalization is at least $250 million for at least 5 days. If Mr. Wolf’s employment contract is terminated for death or disability (as defined in the agreement), he (or his estate in the event of death) will receive six month’s severance. If Mr. Wolf’s employment is terminated by us other than for cause, he will receive 12 month’s severance. In addition, if Mr. Wolf’s employment is terminated by us other than for cause all restricted shares, common stock and options to purchase common stock that would have vested shall immediately vest. Mr. Wolf will not be entitled to any additional severance in the event he is terminated for cause or voluntarily resigns. Under his employment agreement, Mr. Wolf has also agreed to non-competition provisions.

On January 2, 2017, we approved the entry into of a four-year employment agreement, effective as of January 1, 2017, with Jeff T. Hutchins, Ph.D., which agreement was amended on June 29, 2017, January 1, 2018, January 1, 2019 and January 2, 2020 (collectively, the “Hutchins Employment Agreement”), who was initially appointed to serve as the Chief Scientific Officer and Senior Vice President of Pre-Clinical Development of the Company. Pursuant to the Hutchins Employment Agreement that was amended on June 29, 2017, Dr. Hutchins was appointed to serve as both Chief Scientific Officer and Chief Operating Officer. Pursuant to the Hutchins Employment Agreement, as amended, Dr. Hutchins is entitled to an annual base salary of $353,676 and will be eligible for a cash performance bonus equal to approximately 30% of his then outstanding base salary at the end of each year in addition to an equity bonus in the sole discretion of Board, with the actual amount of any such bonus increased or decreased in the sole discretion of the Board. If Dr. Hutchins’ employment is terminated for any reason, he or his estate as the case may be, is entitled to receive the accrued base salary, vacation pay, expense reimbursement and any other entitlements accrued by him to the extent not previously paid (the “Hutchins Accrued Obligations”); provided, however, that if his employment is terminated by us without Just Cause (as defined in the Hutchins Employment Agreement) then in addition to paying the Hutchins Accrued Obligations, (i) we will continue to pay his then current base salary for a period of six (6) months; and (ii) the vesting on all unvested options shall be accelerated so that all options shall become fully vested. If his employment is terminated within one year of a Change of Control (as defined in our Amended and Restated 2014 Stock Incentive Plan), he will be paid his then current base salary for a period of nine (9) months.

Effective September 24, 2019, Mr. Ostrander became our Vice President of Finance and Secretary. Pursuant to our offer letter, as amended on January 2, 2020,  Mr. Ostrander, is entitled to an annual base salary of $226,600 and is eligible to receive an annual bonus of up to 20% of his annual salary. In addition, Mr. Ostrander was granted 75,000 incentive stock options to purchase shares of common stock that will vests pro rata over four years. Mr. Ostrander will also be eligible for other benefits consistent with those received by our other executives.

On April 5, 2016, we entered into a four-year employment agreement with Ann A. Rosar to serve as our Vice President of Finance, Controller and Corporate Secretary, which agreement was amended on January 1, 2017, June 29, 2017 and January 1, 2018 (collectively, the “Rosar Employment Agreement”). Pursuant to the Rosar Employment Agreement, as amended, Ms. Rosar received an annual base salary of $266,500 and was eligible for a discretionary performance bonus. In addition, Ms. Rosar’s agreement provided that if her employment was terminated for any reason, she or her estate as the case may be, would be entitled to receive the accrued base salary, vacation pay, expense reimbursement and any other entitlements accrued by her to the extent not previously paid (“Rosar Accrued Obligations”); provided, however, that if her employment was terminated by us without Just Cause (as defined in the employment agreement) or by Ms. Rosar for Good Reason (defined as a material breach of the terms of the employment agreement by us, which breach is not cured within thirty (30) days) then in addition to paying the Accrued Obligations, we were obligated to continue to pay her then current base salary for a period of four (4) months.

Ms. Rosar resigned as our Vice President of Finance and on March 7, 2019, we entered into an agreement with Ms. Rosar pursuant to which, among other things, she was retained as our consultant, effective as of April 30, 2019 through December 31, 2019. In consideration of her continued services as a consultant, Ms. Rosar was paid her monthly employee compensation for services performed for the month of April, an hourly rate thereafter for providing consulting services, will receive payment for unused paid time off and all vested options at the expiration of her provision of services will terminate five years from the date of grant (subject to her execution of a general release).

From April 1, 2019 until September 20, 2019, Robert J. Jakobs, served as our Vice President of Finance and Secretary. Mr. Jakobs joined our company on March 4, 2019 as Controller. Pursuant to our offer letter with Mr. Jakobs, Mr. Jakobs was entitled to an annual base salary of $220,000 and was eligible to receive an annual bonus of up to 20% of his annual salary. In addition, Mr. Jakobs was granted 75,000 incentive stock options to purchase shares of common stock vesting pro rata over four (4) years. Mr. Jakobs was also be eligible for other benefits consistent with those received by our other executives.

On September 20, 2019, we entered into a separation agreement with Robert J. Jakobs providing for, among other things, termination of Mr. Jakobs’ employment as the Company’s Vice President of Finance and a severance benefit equal to one months’ payment.

OTHER INFORMATION REGARDING THE COMPANY

Security Ownership of Certain Beneficial Owners and Management

The following table sets forth information, as of January 6, 2020, or as otherwise set forth below, with respect to the beneficial ownership of our common stock (i) all persons know to us to be the beneficial owners of more than 5% of the outstanding shares of our common stock, (ii) each of our directors and our executive officer named in the Summary Compensation Table, and (iii) all of our directors and our executive officer as a group. As of January 6, 2020, we had 37,420,652 shares of common stock outstanding.

Principal Stockholders Table

Unless otherwise indicated the mailing address of each of the stockholders below is c/o Heat Biologics, Inc., 627 Davis Drive, Suite 400, Morrisville, North Carolina 27560. Except as otherwise indicated, and subject to applicable community property laws, except to the extent authority is shared by both spouses under applicable law, the Company believes the persons named in the table have sole voting and investment power with respect to all shares of common stock held by them.

Name of Beneficial Owner	Common Stock		Shares subject to Options (1)	Total Number of Shares Beneficially Owned	Percentage Ownership
Executive Officers & Directors
Jeff T. Hutchins, Ph.D. (Chief Scientific Officer and Chief Operating Officer)	143,140	(2)	324,254	467,394	1.2%
John Monahan, Ph.D. (Director)	516		295,018	295,534	*
John K.A. Prendergast, Ph.D. (Director)	700,000	(3)	40,975	740,975	2.0%
Ann A. Rosar (Former Vice President of Finance, Controller and Secretary)	51,539	(4)	65,088	116,627	*
William L. Ostrander (Vice President of Finance and Secretary)	–		7,812	7,812	*
Edward B. Smith, III (Director) (5)	104,305		219,257	323,562	*
Jeffrey Wolf (Chairman of the Board of Directors, Chief Executive Officer and President) (6)	3,897,174	(7)	729,400	4,626,574	12.1%

All Current Executive Officers and Directors, as a group (6 persons)	4,896,674		1,681,804	6,578,478	16.8%

————————

* less than 1%

(1)

Represents shares subject to options that are currently vested and options that will vest and become exercisable within 60 days of January 6, 2020.

(2)

Dr. Hutchins was granted 143,140 restricted stock awards January 2, 2019 of which 50% vested on grant date and the remaining 71,570 is subject to forfeiture.

(3)

Dr. Prendergast was granted 300,000 restricted stock award January 2, 2019 of which 50% vested on grant date and the remaining 150,000 is subject to forfeiture and 400,000 restricted stock awards on January 2, 2020 of which 50% vested on grant date and the remaining 200,000 is subject to forfeiture.

(4)

Includes 89,430 Restricted Stock Award granted January 2, 2019 of which 50% vested on grant date and the remaining 44,715 has been forfeited.

(5)

Includes 69,730 shares of common stock owned by Aristar Capital Management, LLC, an entity of which Mr. Smith is the managing member and exercises investment discretion. Mr. Smith disclaims beneficial ownership of the 69,730 shares of common stock, except to the extent of any pecuniary interest (as defined in Rule 16a–1(a)(2) promulgated under the Exchange Act) that he may have in such entities.

(6)

Includes 77,172 shares of common stock held by Orion Holdings V, LLC and 71,620 shares of common stock held by Seed-One Holdings VI, LLC, entities for which Mr. Wolf serves as the managing member. Mr. Wolf is deemed to beneficially own the shares held by such entities as in his role as the managing member he has the control over the voting and disposition of any shares held by these entities. Does not include 26,468 shares of common stock beneficially owned by Mr. Wolf’s children’s trust of which Mr. Wolf is not the trustee. Mr. Wolf disclaims beneficial ownership of these shares except to the extent of any pecuniary interest (as defined in Rule 16a – 1(a)(2) promulgated under the Exchange Act) that he may have in such entities. In addition, if our company is traded on a recognized national exchange or Nasdaq while Mr. Wolf is employed by us and the market capitalization of our company is in excess of $250 million for at least five consecutive trading days, then Mr. Wolf will be entitled to receive an additional stock option equal to 2% of the then outstanding shares of our common stock, at an exercise price equal to the then current market price as determined in good faith by the board.

(7)

Mr. Wolf was granted 800,000 restricted stock award January 2, 2019 of which 50% vested on grant date and the remaining 400,000 is subject to forfeiture, 900,000 restricted stock award on December 30, 2019 of which 50% vested on grant date and the remaining 450,000 is subject to forfeiture and 1,980,000 restricted stock award on January 2, 2020 of which 50% vested on grant date and the remaining 990,000 is subject to forfeiture.

NO DISSENTERS’ RIGHTS

The corporate actions described in this proxy statement will not afford stockholders the opportunity to dissent from the actions described herein or to receive an agreed or judicially appraised value for their shares.

OTHER MATTERS

As of the date of this proxy statement, the Board of Directors of Heat knows of no other matters to be presented for stockholder action at the 2020 Special Meeting. However, other matters may properly come before the 2020 Special Meeting or any adjournment or postponement thereof. If any other matter is properly brought before the 2020 Special Meeting for action by the stockholders, proxies in the enclosed form returned to Heat will be voted in accordance with the recommendation of the Board of Directors.

INVESTOR AGREEMENT

In connection with a proposed public offering of securities of Heat pursuant to a registration statement on Form S-1 (File No. 333-234105) (the “Registration Statement”), any purchaser that purchases in such offering in excess of a certain number of shares of common stock, as a condition to such purchase, will be required to execute an investor agreement agreeing to vote shares owned by purchasers in favor of Proposals 1, 2 and 3. A copy of the investor agreement has been filed as an exhibit to an amendment to the Registration Statement that was filed with the SEC on November 5, 2019.

NOTICE REGARDING DELIVERY OF STOCKHOLDER DOCUMENTS
(“HOUSEHOLDING” INFORMATION)

The SEC has adopted rules that permit companies and intermediaries (e.g., brokers) to satisfy the delivery requirements for proxy statements and annual reports by delivering a single copy of these materials to an address shared by two or more Heat stockholders. This process, which is commonly referred to as “householding,” potentially means extra convenience for stockholders and cost savings for companies and intermediaries. A number of brokers and other intermediaries with account holders who are our stockholders may be householding our stockholder materials, including this proxy statement. In that event, a single proxy statement, as the case may be, will be delivered to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders. Once you have received notice from your broker or other intermediary that it will be householding communications to your address, householding will continue until you are notified otherwise or until you revoke your consent, which is deemed to be given unless you inform the broker or other intermediary otherwise when you receive or received the original notice of householding. If, at any time, you no longer wish to participate in householding and would prefer to receive a separate proxy statement, please notify your broker or other intermediary to discontinue householding and direct your written request to receive a separate proxy statement to us at: Heat Biologics, Inc., Attention: Corporate Secretary, 627 Davis Drive, Suite 400, Morrisville, North Carolina 27560 or by calling us at (919) 240-7133. Stockholders who currently receive multiple copies of the proxy statement at their address and would like to request householding of their communications should contact their broker or other intermediary.

STOCKHOLDER PROPOSALS FOR THE 2020 ANNUAL MEETING

Stockholders who intend to present proposals at the 2020 Annual Meeting of Stockholders under SEC Rule 14a-8 for inclusion in the proxy materials must ensure that such proposals are received by the Corporate Secretary of the Company not later than February 5, 2020. Such proposals must meet the requirements of the SEC to be eligible for inclusion in the Company’s 2020 proxy materials.

The Company’s Bylaws provide that the nomination of persons for election to the Board and the proposal of business to be considered by stockholders that will not be included in the proxy materials may be made at the 2020 Annual Meeting as set out in the Company’s notice of such meeting, by or at the direction of the Board or by any stockholder of the Company who is entitled to vote at the meeting on such nomination or other proposal, and who, in the case of a holder of common stock, complies with certain notice procedures. Any holder of common stock proposing to nominate an individual for election to the Board or proposing business to be considered by the Company’s stockholders at an Annual Meeting must give written notice and certain information to the Corporate Secretary of the Company generally not less than 90 days nor more than 120 days before the first anniversary of the preceding year’s Annual Meeting (however, if we hold the 2020 Annual Meeting of Stockholders on a date that is not within 30 days before or 70 days after such anniversary date, we must receive the notice no earlier than 120 days prior to such Annual Meeting and no later than 90 days prior to such Annual Meeting or 10 days after the day on which public announcement of the date of such meeting is first made by us we announce it publicly). As a result, stockholders who intend to present proposals at the 2020 Annual Meeting of Stockholders under these provisions must give written notice to the Corporate Secretary, and otherwise comply with the Bylaw requirements, no earlier than the close of business on March 25, 2020, and no later than the close of business on April 24, 2020.

All proposals should be addressed to the Corporate Secretary, Heat Biologics, Inc., 627 Davis Drive, Suite 400, Morrisville, North Carolina 27560.

By order of the Board of Directors,

Jeffrey Wolf
Chairman, Chief Executive Officer and President

Durham, North Carolina

    , 2020

APPENDIX A

FORM OF

CERTIFICATE OF AMENDMENT
TO THE
THIRD AMENDED AND RESTATED
CERTIFICATE OF INCORPORATION
OF
HEAT BIOLOGICS, INC.

Heat Biologics, Inc., a corporation organized and existing under the laws of the State of Delaware (the “Corporation”), does hereby certify:

1. The Board of Directors of the Corporation has duly adopted a resolution pursuant to Section 242 of the General Corporation Law of the State of Delaware setting forth a proposed amendment to the Third Amended and Restated Certificate of Incorporation of the Corporation (the “Restated Certificate”) and declaring said amendment to be advisable. The requisite stockholders of the Corporation have duly approved said proposed amendment in accordance with Section 242 of the General Corporation Law of the State of Delaware. The amendment amends the Third Amended and Restated Certificate of Incorporation of the Corporation as follows:

Article IV is hereby amended to add the following paragraph immediately after the first paragraph of Article IV:

“Effective at 12:01 a.m. Eastern time, on the immediately following the filing of this Certificate of Amendment to the Restated Certificate with the Secretary of State of the State of Delaware (the “Effective Time”), the shares of the Corporation’s Common Stock, par value $0.0002 per share, issued and outstanding immediately prior to the Effective Time and the shares of Common Stock issued and held in the treasury of the Corporation immediately prior to the Effective Time shall be reclassified as and combined into a smaller number of shares such that each [2 to 50 shares, with the exact number of shares to be determined by the Board of Directors and publicly announced by the Corporation prior to the Effective Time], of issued and outstanding Common Stock immediately prior to the Effective Time are combined into one validly issued, fully paid and nonassessable share of Common Stock, par value $0.0002 per share. Notwithstanding the immediately preceding sentence, no fractional shares shall be issued and, in lieu thereof, any person who would otherwise be entitled to a fractional share of Common Stock as a result of the reclassification and combination following the Effective Time (after taking into account all fractional shares of Common Stock otherwise issuable to such holder) shall be entitled to receive a cash payment equal to the number of shares of the common stock held by such stockholder before the Reverse Stock Split that would otherwise have been exchanged for such fractional share interest multiplied by the average closing sales price of the Common Stock as reported on the Nasdaq for the ten days preceding the Effective Time.

Each stock certificate that, immediately prior to the Effective Time, represented shares of Common Stock that were issued and outstanding immediately prior to the Effective Time shall, from and after the Effective Time, automatically and without the necessity of presenting the same for exchange, represent that number of whole shares of Common Stock after the Effective Time into which the shares of Common Stock formerly represented by such certificate shall have been reclassified and combined (as well as the right to receive cash in lieu of fractional shares of Common Stock after the Effective Time), provided however, that each person of record holding a certificate that represented shares of Common Stock that were issued and outstanding immediately prior to the Effective Time shall receive, upon surrender of such certificate, a new certificate evidencing and representing the number of whole shares of Common stock after the Effective Time into which the shares of Common Stock formerly represented by such certificate shall have been combined.”

2. This Certificate of Amendment shall be effective as of ____ at ____ Eastern Time.

IN WITNESS WHEREOF , the Corporation has caused this Certificate of Amendment to the Certificate of Incorporation to be signed by Jeffrey Wolf, its Chairman, Chief Executive Officer and President, this [ ] day of [ ], 201[ ].

HEAT BIOLOGICS, INC.

By:
Jeffrey Wolf
Chairman, Chief Executive Officer and President

A-1

APPENDIX B

FORM OF

CERTIFICATE OF AMENDMENT
TO THE
THIRD AMENDED AND RESTATED
CERTIFICATE OF INCORPORATION
OF
HEAT BIOLOGICS, INC.

Heat Biologics, Inc., a corporation organized and existing under the laws of the State of Delaware (the “Corporation”), does hereby certify:

1. The Board of Directors of the Corporation has duly adopted a resolution pursuant to Section 242 of the General Corporation Law of the State of Delaware setting forth a proposed amendment to the Third Amended and Restated Certificate of Incorporation of the Corporation and declaring said amendment to be advisable. The requisite stockholders of the Corporation have duly approved said proposed amendment in accordance with Section 242 of the General Corporation Law of the State of Delaware. The amendment amends the Third Amended and Restated Certificate of Incorporation of the Corporation as follows:

Article IV is hereby amended by deleting the first paragraph of Article IV and replacing such paragraph with the following paragraph:

“The total number of shares of all classes of capital stock which the Corporation is authorized to issue is 260,000,000 shares, consisting of 250,000,000 shares of common stock, par value $0.0002 per share (the “Common Stock”), and 10,000,000 shares of preferred stock, par value $0.0001 per share (the “Preferred Stock”).

2. This Certificate of Amendment shall be effective as of ____ at ____ Eastern Time.

IN WITNESS WHEREOF , the Corporation has caused this Certificate of Amendment to the Third Amended and Restated Certificate of Incorporation of the Corporation to be signed by Jeffrey Wolf, its Chairman, Chief Executive Officer and President, this [ ] day of [ ], 2020.

HEAT BIOLOGICS, INC.

By:
Jeffrey Wolf
Chairman, Chief Executive Officer and President

B-1

APPENDIX C

FORM OF

CERTIFICATE OF AMENDMENT
TO THE
THIRD AMENDED AND RESTATED
CERTIFICATE OF INCORPORATION
OF
HEAT BIOLOGICS, INC.

Heat Biologics, Inc., a corporation organized and existing under the laws of the State of Delaware (the “Corporation”), does hereby certify:

1. The Board of Directors of the Corporation has duly adopted a resolution pursuant to Section 242 of the General Corporation Law of the State of Delaware setting forth a proposed amendment to the Third Amended and Restated Certificate of Incorporation of the Corporation and declaring said amendment to be advisable. The requisite stockholders of the Corporation have duly approved said proposed amendment in accordance with Section 242 of the General Corporation Law of the State of Delaware. The amendment amends the Third Amended and Restated Certificate of Incorporation of the Corporation as follows:

Article IV is hereby amended by adding the following new paragraph after the first paragraph in Article IV:

The Preferred Stock may be issued from time to time in one or more series. The Board of Directors is hereby expressly authorized to provide for the issue of all of any of the shares of the Preferred Stock in one or more series, and to fix the number of shares and to determine for each such series, such voting powers, full or limited, or no voting powers, and such designation, preferences, and relative, participating, optional, or other rights and such qualifications, limitations, or restrictions thereof, as shall be stated and expressed in the resolution or resolutions adopted by the Board of Directors providing for the issuance of such shares and as may be permitted by the DGCL. The Board of Directors is also expressly authorized to increase or decrease the number of shares of any series subsequent to the issuance of shares of that series, but not below the number of shares of such series then outstanding. In case the number of shares of any series shall be decreased in accordance with the foregoing sentence, the shares constituting such decrease shall resume the status that they had prior to the adoption of the resolution originally fixing the number of shares of such series. The number of authorized shares of Preferred Stock may be increased or decreased (but not below the number of shares thereof then outstanding) by the affirmative vote of the holders of a majority of the voting power of the stock of the corporation entitled to vote thereon, without a separate vote of the holders of the Preferred Stock, or of any series thereof, unless a vote of any such holders is required pursuant to the terms of any certificate of designation filed with respect to any series of Preferred Stock.”

4. This Certificate of Amendment shall be effective as of ____ at ____ Eastern Time.

IN WITNESS WHEREOF , the Corporation has caused this Certificate of Amendment to the Third Amended and Restated Certificate of Incorporation to be signed by Jeffrey Wolf, its Chairman, Chief Executive Officer and President, this [ ] day of [ ], 2020.

HEAT BIOLOGICS, INC.

By:
Jeffrey Wolf
Chairman, Chief Executive Officer and President

C-1

APPENDIX D

AMENDMENT NO. 2 TO THE

HEAT BIOLOGICS, INC.

2018 STOCK INCENTIVE PLAN

This amendment No. 2 (the “Amendment”) to the Heat Biologics, Inc. 2018 Stock Incentive Plan (the “Plan”), is hereby adopted this ____ day of ___________, 20[ ], by the Board of Directors (the “Board”) of Heat Biologics, Inc. (the “Company”). All capitalized terms used in this Amendment and not otherwise defined herein shall have the meanings set forth in the Plan.

WITNESSETH:

WHEREAS, the Company adopted the Plan for the purposes set forth therein; and

WHEREAS, pursuant to Section 15 of the Plan, the Board has the right to amend the Plan with respect to certain matters, provided that any material increase in the number of Shares available under the Plan shall be subject to stockholder approval; and

WHEREAS, the Board has approved and authorized this Amendment to the Plan and has recommended that the stockholders of the Company approve this Amendment;

NOW, THEREFORE, BE IT RESOLVED , that the Plan is hereby amended, subject to and effective as of the date of stockholder approval hereof, in the following particulars:

1.

Section 4(a) of the Plan is hereby amended by increasing the share references in such section by an additional 4,000,000 shares of common stock to 12,000,000 shares of common stock, so that Section 4(a) reads in its entirety as follows:

“(a) Shares Available for Awards. The maximum aggregate number of shares of Company Stock reserved for issuance under the Plan (all of which may be granted as Incentive Stock Options) shall be Twelve Million (12,000,000) shares. Shares reserved under the Plan may be authorized but unissued Company Stock or authorized and issued Company Stock held in the Company’s treasury. The Compensation Committee may direct that any stock certificate evidencing shares issued pursuant to the Plan shall bear a legend setting forth such restrictions on transferability as may apply to such shares pursuant to the Plan.”

2.

Except as specifically set forth herein, the terms of the Plan shall be and remain unchanged, and the Plan as amended shall remain in full force and effect.

The foregoing is hereby acknowledged as being Amendment No. 2 to the Heat Biologics, Inc. 2018 Stock Incentive Plan, as adopted by the Board on October 3, 2019, and approved by the Company’s stockholders on             , 2020.

HEAT BIOLOGICS, INC.

By:	/s/ Jeffrey Wolf
Name:	Jeffrey Wolf
Title:	Chairman, President and Chief Executive Officer

D-1

HEAT BIOLOGICS, INC. 627 DAVIS DRIVE, SUITE 400 MORRISVILLE, NORTH CAROLINA 27560

VOTE BY INTERNET - www.proxyvote.com

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time on            , 2020. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS

If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

SUBMIT A PROXY BY MAIL

Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: ☒	KEEP THIS PORTION FOR YOUR RECORDS
— — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — —
THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.	DETACH AND RETURN THIS PORTION ONLY

The Board of Directors recommends you vote FOR the following proposals 1, 2, 3, 4, and 5.			For	Against	Abstain

1.

To approve an amendment to our third amended and restated certificate of incorporation, as amended (the “Restated Certificate of Incorporation”), to effect a reverse stock split of our issued and outstanding shares of common stock, $0.0002 par value per share, at a ratio to be determined in the discretion of our Board of Directors within a range of one (1) share of common stock for every two (2) to fifty (50) shares of common stock.

			☐	☐	☐

2.	To approve an amendment to the Restated Certificate of Incorporation to increase the number of authorized shares of common stock from 100,000,000 to 250,000,000.		☐	☐	☐

3.	To approve an amendment to the Restated Certificate of Incorporation to authorize the Board of Directors to issue (and set the terms of) undesignated preferred stock.		☐	☐	☐

4.

To approve an amendment to our 2018 Stock Incentive Plan to increase the number of shares of common stock that we will have authority to grant under the plan by an additional 4,000,000 shares of common stock.

			☐	☐	☐

5.

To approve an adjournment of the Special Meeting, if the Board of Directors determines it to be necessary or appropriate, if a quorum is present, to solicit additional proxies if there are not sufficient votes in favor of Proposal 1, Proposal 2, Proposal 3 and/or Proposal 4.

			☐	☐	☐

NOTE: To transact such other business as may properly come before the meeting or any adjournments or postponements of the meeting.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name, by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting: The Notice & Proxy Statement is available at www.proxyvote.com

— — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — —

HEAT BIOLOGICS, INC. 2020 Special Meeting of Stockholders _____________, 2020 10:00 A.M. Local Time This proxy is solicited by the Board of Directors

The undersigned stockholder hereby appoints Jeffrey Wolf and William Ostrander, or either of them, as proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of common stock of HEAT BIOLOGICS, INC. that the undersigned is entitled to vote at the 2020 Special Meeting of Stockholders to be held at 10:00 A.M., local time, on ___________, 2020, at the offices of the Company, 627 Davis Drive, Suite 400, Morrisville, North Carolina 27560, and any adjournment or postponement thereof.

This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations.

Continued and to be signed on reverse side